SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ADVANCE DISPLAY TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADVANCE DISPLAY TECHNOLOGIES, INC.
7334 South Alton Way, Suite F
Centennial, Colorado 80112
(303) 267-0111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 29, 2009

TO THE SHAREHOLDERS OF ADVANCE DISPLAY TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Advance Display Technologies, Inc., a Colorado corporation (the “Company”), will be held at Hotel Gold Crown, 7770 S. Peoria Street, Englewood, Colorado, on Monday, June 29, 2009, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon a series of transactions designed to simplify the Company’s capital structure, to elect directors and to ratify certain transactions and the selection of auditors.  In particular, the following matters are being submitted for shareholder consideration and action:

1.      To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 175,000,000 to 1,000,000,000 shares;

2.      To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Preferred Stock from 130,000,000 to 1,000,000,000 shares;

3.      To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Series D Preferred Stock from 70,100,000 to 500,000,000;

4.      To ratify the Senior Secured Revolving Credit Agreement entered into on November 6, 2008, by and between the Company and DeGeorge Holdings Three LLC;

5.      To ratify the conversion of all of the Company’s Convertible Promissory Notes dated January 15, 2009 into 56,085,030 shares of the Company’s Series D Preferred Stock;

6.      To ratify the exchange of all outstanding shares of the Company’s Series E Preferred Stock for 1,267,531 shares of the Company’s Common Stock;

7.      To ratify the exchange of all outstanding shares of the Company’s Series F Preferred Stock for 4,549,015 shares of the Company’s Common Stock;

8.      To ratify the exchange of all outstanding shares of the Company’s Series G Preferred Stock for 90,544,000 shares of the Company’s Series D Preferred Stock;

9.      To approve an amendment to the Articles of Incorporation to amend the terms of the Series D Preferred Stock, in light of the exchange of the Series G Preferred Stock;

10.    To approve an amendment to the Articles of Incorporation to eliminate the Series E, Series F and Series G Preferred Stock;

11.    To approve a reverse stock split of the Company’s Common Stock and Preferred Stock at a specific ratio to be determined by the Board of Directors in its discretion no later than 12 months after the annual meeting, within a range of not less than 10 to 1 and not more than 20 to 1, and in connection therewith, an amendment and restatement of the Articles of Incorporation to reflect all prior amendments approved herewith and the reverse stock split ultimately selected by the Board;

12.    To ratify all prior issuances of, or agreements to issue, capital stock of the Company;

13.    To elect three directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected;

14.    To ratify the appointment of AJ Robbins, P.C. as our independent registered public accounting firm for the current fiscal year; and

15.    The transaction of such other business as properly may come before the Meeting or any adjournment thereof.

A Proxy Statement explaining the matters to be acted upon at the Meeting is enclosed.  Please read it carefully.

Only holders of record of the Company’s $.001 par value Common Stock, $.001 par value Series D Convertible Preferred Stock, $.001 par value Series E Preferred Stock, $.001 Series F Preferred Stock and $.001 par value Series G Preferred Stock at the close of business on May 15, 2009, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.  The Proxies are being solicited by the Board of Directors of the Company.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States.  The giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Centennial, Colorado	MATTHEW W. SHANKLE
_________ ___, 2009	PRESIDENT

ADVANCE DISPLAY TECHNOLOGIES, INC.
7334 South Alton Way, Suite F
Centennial, Colorado 80112
(303) 267-0111
________________________

PROXY STATEMENT
________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 29, 2009.

The Company’s Proxy Statement and Annual Report are available online at:
http://www._______________

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Advance Display Technologies, Inc., a Colorado corporation (the “Company”), for use at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held at Hotel Gold Crown, 7770 S. Peoria Street, Englewood, Colorado, on Monday, June 29, 2009, at 10:00 a.m., Mountain Time, and at any adjournment thereof.

This year we have elected to take advantage of the Securities and Exchange Commission’s “notice and access” rule that allows us to furnish proxy materials to shareholders online.  We believe electronic delivery will expedite the receipt of proxy materials while significantly lowering the costs of printing and mailing full sets of proxy materials.  As a result, on or about May 25, 2009, we will mail to shareholders either (i) a Notice of Internet Availability (“Notice”) containing instructions on how to access our proxy materials online or (ii) a printed set of proxy materials which includes this proxy statement, our 2008 annual report and a proxy card.  If you receive a Notice by mail, you will not receive a printed copy of the materials, unless specifically requested.  Instructions on how to receive a paper copy of the proxy materials are included in the Notice.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by (i) giving a later dated written revocation of Proxy to the Company, or (ii) providing a later dated amended Proxy to the Company, or (iii) voting in person at the Meeting.  The expense of soliciting Proxies, including the cost of preparing, assembling and mailing this Proxy material to shareholders, will be borne by the Company; however, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse such persons for the reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid Proxies will be voted in accordance therewith at the Meeting.

INTRODUCTION AND BACKGROUND

On August 20, 2008, the Company’s Board of Directors approved a recapitalization plan proposed by a special committee of the Board of Directors (the “Special Committee”) that had previously been appointed by the Board to study the Company’s capital structure and to make recommendations for its simplification.  The Special Committee consisted of one director, James P. Martindale, the Company’s Executive Vice President – Manufacturing and Chief Operating Officer.

The recapitalization recommended by the Special Committee called for first proposing a number of voluntary transactions to the holders of various series of the Company’s Preferred Stock, followed by Board of Directors and shareholder action to effect the remainder of the recapitalization by amendments to the Company’s Articles of Incorporation.  In particular, it was recommended that all outstanding shares of Series E and Series F Preferred Stock be exchanged for Common Stock at a rate of $1.00 in original purchase price per common share, on an all or nothing basis.  The effectiveness of these voluntary exchanges would be conditioned upon the occurrence of the additional transactions in the Company’s Preferred Stock included as part of the recapitalization proposed by the Special Committee, namely: (a) all outstanding promissory notes that, by their terms, are convertible to Series D Preferred Stock (the “Series D Notes”) would be converted to Series D stock at the conversion price of $0.0167 per share, again on an all or nothing basis; (b) all outstanding shares of Series G would be voluntarily exchanged for shares of Series D based on the underlying numbers of shares of Common Stock into which the Series G were convertible, so that every Share of Series G would be converted to 1,000 shares of Series D; and (c) the Series D shares issued upon conversion of the Series G shares would retain their existing liquidations preferences, which were based on the original purchase prices, ranging from $0.0167 to $0.11 per common stock equivalent, of the Series G shares converted.  As a result of the successful completion of all of these steps, each of which would be dependent on the successful completion of the others, the Company would have only two classes of capital stock outstanding: the Common Stock and the Series D Preferred Stock.

The recapitalization proposed by the Special Committee and approved by the Board included a number of voluntary transactions by the Company’s existing shareholders and noteholders, including the voluntary D Note conversions and the exchanges of Series E, F and G Preferred Stock, which did not, by their terms, require shareholder approval.  Nevertheless, the Board determined that, in addition to obtaining shareholder approval of the various amendments to the Company’s Articles of Incorporation needed to accommodate the conversions and exchanges, the Board would also seek shareholder ratification of the various voluntary conversions and exchanges and their respective terms.  Since the various amendments to the Articles, such as increasing the number of authorized shares of Common Stock, Preferred Stock and Series D Preferred Stock and conforming the rights and preferences of the Series D to the addition of the Series G shares converted to Series D, would require shareholder approval, the Board deemed it reasonable and appropriate to obtain such ratifications at the same shareholders meeting.

The Special Committee also recommended, and the Board approved, a proposal that, after the completion of these conversions, exchanges and amendments, the Company effect a reverse stock split of between 1 for 10 and 1 for 20, with the Board retaining the discretion, after shareholder approval, to choose the timing and the final amount of the split, or even to abandon the split entirely.  The Board also approved the Special Committee’s recommendation to seek shareholder ratification of the Company’s agreement with its majority shareholder and member of its Board of Directors, concerning an additional investment in the Company, and is therefore seeking ratification of the $6.9 million convertible loan by the majority shareholder, secured by all of the Company’s assets.

The Company subsequently obtained the agreement of the various holders of Series D Notes, and Series E, F and G Preferred Stock to the voluntary conversions and exchanges proposed in the recapitalization plan.  Accordingly, this proxy statement submits the various components of the recapitalization plan approved by the Board to the shareholders.  In particular, the shareholders are being asked to consider the Series D Note conversions, the Series E, F and G exchanges, the convertible debt agreement with the Company’s majority shareholder and the amendments to the Articles of Incorporation, for ratification or approval, as the case may be, along with the regular election of the Board of Directors and the ratification of the Board’s selection of the Company’s independent public accountants, at this Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

Voting rights for this Meeting are vested exclusively in the holders of the Company’s $.001 par value common stock (“Common Stock”), the $.001 par value Series D Convertible Preferred Stock (“Series D Preferred Stock”), the $.001 par value Series E Preferred Stock (“Series E Preferred Stock”), the $.001 par value Series F Preferred Stock (“Series F Preferred Stock”) and the $.001 par value Series G Preferred Stock (“Series G Preferred Stock”).

Record holders of Common Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock at the close of business on May 15, 2009 (the “Record Date”) will receive notice of the Meeting and, to the extent provided herein, will be entitled to vote their shares at the Meeting or any postponement or adjournment thereof.

As of the Record Date, the Company had [26,198,177] shares of Common Stock outstanding and 70,100,000 shares of Series D Preferred Stock outstanding, each share of which is entitled to one vote on certain matters to be voted upon at the Meeting.  Also, on the Record Date, the Company had 90,544 shares of Series G Preferred Stock outstanding, each share of which is entitled to 1,000 votes on certain matters to be voted upon at the Meeting.  On that same date, the Company had 1,008,985 shares of Series E Preferred Stock outstanding and 4,549,015 shares of Series F Preferred Stock outstanding, each of which will have voting rights with respect to certain matters to be voted upon at the Meeting.  Also, as provided in the respective Certificates of Designation, the shareholders of the Series D Preferred Stock and the Series G Preferred Stock will vote with the Common Stock as a single class (the “General Voting Class”) on all matters submitted to the shareholders.

While the holders of Series E Preferred Stock and the Series F Preferred Stock generally have no voting rights under the Company’s Articles of Incorporation, the Company has determined that, under Colorado law, they may nevertheless be entitled to vote on certain matters to be voted upon at the Meeting.  Accordingly, depending upon the proposal, the Series E Preferred Stock and Series F Preferred Stock will be voting as two separate classes; or, if they are similarly affected by the proposals, voting together as a single separate class (the “Limited Voting Class”).

In order to approve the proposals set forth herein, the holders of Common Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock may be required to vote as five separate classes or in a variety of combinations with one another as multiple voting classes.  A majority of each voting class represented in person or by Proxy at the Meeting and entitled to vote thereat will constitute a quorum for the Meeting for each voting class.  The proposals require the following votes for approval:

Proposal No. 1:  Amendment to Articles of Incorporation to increase the authorized shares of Common Stock to 1,000,000,000 shares (“Common Stock Increase Proposal”).  Requires the affirmative vote of a majority of (i) the Common Stock voting as a separate class entitled to vote thereon and (ii) the General Voting Class entitled to vote thereon.

Proposal No. 2:  Amendment to Articles to increase the authorized shares of Preferred Stock to 1,000,000,000 shares (“Preferred Stock Increase Proposal”).  Requires the affirmative vote of a majority of (i) the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon; (ii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon; (iii) the Series E Preferred Stock voting as a separate class entitled to vote thereon; (iv) the Series F Preferred Stock voting as a separate class entitled to vote thereon; (v) the Common Stock voting as a separate class entitled to vote thereon and (vi) the General Voting Class entitled to vote thereon.

Proposal No. 3:  Amendment to Articles to increase the authorized shares of Series D Preferred Stock to 500,000,000 (“Series D Increase Proposal”).  Requires the affirmative vote of a majority of (i) the Series D Preferred Stock voting as a separate class entitled to vote thereon; (ii) the Common Stock voting as a separate class entitled to vote thereon and (iii) the General Voting Class entitled to vote thereon.

Proposal No. 4:  Ratification of Senior Secured Revolving Credit Agreement with DeGeorge Holdings Three LLC (“Credit Agreement Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 5:  Ratification of conversion of Convertible Promissory Notes into 56,085,030 shares of the Company’s Series D Preferred Stock (“D Notes Conversion Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 6:  Ratification of exchange of Series E Preferred Stock for 1,267,531 shares of Common Stock (“Series E Exchange Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 7:  Ratification of exchange of Series F Preferred Stock for 4,549,015 shares of Common Stock (“Series F Exchange Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 8: Ratification of exchange of Series G Preferred Stock for 90,544,000 shares of the Company’s Series D Preferred Stock (“Series G Exchange Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 9:  Amendment to Articles to change terms of Series D Preferred Stock to reflect exchange of Series G (“Series D Amendment Proposal”).  Requires the affirmative vote of a majority of (i) the Series D Preferred Stock voting as a separate class entitled to vote thereon; (ii) the Series G Preferred Stock voting as a separate class entitled to vote thereon; (iii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon and (iv) the General Voting Class entitled to vote thereon.

Proposal No. 10:  Amendment to Articles to eliminate Series E, Series F and Series G Preferred Stock (“Series E, F & G Elimination Proposal”).   Requires the affirmative vote of a majority of (i) the Series E Preferred Stock voting as a separate class entitled to vote thereon; (ii) the Series F Preferred Stock voting as a separate class entitled to vote thereon; (iii) the Series G Preferred Stock voting as a separate class entitled to vote thereon and (iv) the General Voting Class entitled to vote thereon.

Proposal No. 11:  Reverse stock split of Common Stock and Preferred Stock at ratio determined by Board and to restate Articles to reflect split and other amendments approved (“Reverse Stock Split Proposal”).  Requires the affirmative vote of a majority of (i) the Common Stock voting as a separate class entitled to vote thereon; (ii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon and (iii) the General Voting Class entitled to vote thereon.

Proposal No. 12:  Ratification of prior issuances of capital stock issuances and agreements (“Stock Issuance Proposal”).  Requires the affirmative vote of (i) the Series G Preferred Stock, voting as a separate class, present in person or by proxy at the Meeting  and (ii) the Series D Preferred Stock, voting as a separate class, present in person or by proxy at the Meeting; (iii) the Common Stock, voting as a separate class, present in person or by proxy at the Meeting; and (iv) the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 13:  Election of Directors. The nominees receiving the greatest number of votes of the General Voting Class present in person or by proxy at the Meeting shall be elected directors.

Proposal No. 14:  Ratification of independent accountants (“Auditor Ratification Proposal”).  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting.

Proposal No. 15:  Other business.  Requires the affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting  (unless such other matter requires a greater vote under the Articles of Incorporation or Colorado law).

Abstentions and broker non-votes will be counted for purposes of establishing a quorum only.  Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes, other than for the election of directors.  Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not deemed to be present or represented by proxy for purposes of determining whether shareholder approval of a proposal has been obtained and therefore will not be counted for purposes of determining whether a proposal has been approved.  Broker non-votes will, however, have the same effect as negative votes for Proposals 2 (Preferred Stock Increase Proposal), 3 (Series D Increase Proposal), 9 (Series D Amendment Proposal), 10 (Series E, F & G Elimination Proposal) and 11 (Reverse Stock Split Proposal).  The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, one holder of shares of the Company’s General Voting Class, Gene W. Schneider (together with Mark Schneider, “Schneider Family”), and together with one of the Company’s Directors, Lawrence F. DeGeorge (and his related business entities, together “DeGeorge Interests”), are holders of record of, and have voting control over, 133,252,713 shares of Common Stock or common stock equivalents (includes Common Stock, Series D and Series G Preferred with “as converted” voting rights but does not include nonvoting, nonconvertible shares like the the Series E and Series F Preferred Stock), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock and Series E Preferred Stock.  The. Schneider Family and DeGeorge Interests have combined voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or 85% of the outstanding shares of that class, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein.  Because they have indicated that they will vote their shares of the General Voting Class and, to the extent applicable, the Series D, Series E, Series F, and Series G Preferred Stock classes, in favor of all of the Proposals set forth herein, the passage of each of Proposals 1 through 12, the election of directors proposed herein, and the Auditor Ratification Proposal are extremely likely.

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PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED SHARES OF COMMON STOCK

(Proposal No. 1)

INTRODUCTION

The Board of Directors has adopted a resolution, based on the recommendation by the Special Committee, recommending an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from one hundred seventy five million (175,000,000) shares to one billion (1,000,000,000) shares.  If this Common Stock Increase Proposal is adopted, the par value per share of $.001 per share of Common Stock will not change.  Because it is anticipated the shareholders will approve both this Common Stock Increase Proposal and Proposal No. 11, the Reverse Stock Split Proposal, at the Meeting, if the Board exercises its discretion to effect the reverse stock split of between 1 for 10 and 1 for 20 shares of Common Stock, the total number of authorized shares of Common Stock is expected to ultimately be between fifty million (50,000,000) shares (after a 1 for 20 reverse split) or one hundred million (100,000,000) shares (after a 1 for 10 reverse split).

PURPOSE

The Company currently has 26,198,177 shares of Common Stock issued and outstanding and 23,211,055 shares reserved, but not yet granted, for issuance under the Company’s 2007 Equity Incentive Plan.  In addition, an aggregate of 247,492,336 shares of Common Stock are issuable as follows: (i) 90,544,000 shares upon conversion of the 90,544 currently outstanding shares of Series G Preferred Stock to Common Stock; (ii) 30,570,742 shares issuable upon conversion of outstanding shares of Series D Preferred Stock to Common Stock (excluding those issued or issuable upon conversion of the Series D Notes); (iii) 56,085,030 shares issuable upon conversion of the additional shares of Series D Preferred Stock received or to be received upon conversion of the principal and interest on the Series D Notes ; (iv) 62,676,018 shares issuable upon conversion of the additional shares of Series G Preferred Stock that may be issued upon conversion of the promissory note evidencing the amounts borrowed under the Credit Agreement; (v)  1,788,945 shares issuable upon the exercise of outstanding stock options; and (vi) 5,816,546 shares issuable upon the proposed exchange of the Series E Preferred Stock and Series F Preferred Stock, as described below.  Based on these numbers, it is clear that the Company must increase the number of authorized shares of Common Stock to at least 270,000,000 shares just to satisfy these existing obligations to issue shares of Common Stock and that additional shares of Common Stock should be authorized to respond to future equity capital transactions.

The Board believes that the increase in the authorized shares of Common Stock to 1,000,000,000 shares (pre-split) will provide the Company with flexibility with respect to the issuance of its Common Stock for other general corporate purposes in the future, including other recapitalizations, acquisitions, equity financings and grants of stock options.

Shareholders should note that the increase in the authorized shares of Common Stock, if approved, will substantially increase the Board of Directors’ ability to dilute the interests of current security holders without further shareholder approval.  The dilution would result from the issuance of a greater number of shares of Common Stock, and a greater proportionate interest in the Company, merely through Board approval of additional issuances of authorized shares.

The full text of the amendment is included as part of an Amended and Restated Articles of Incorporation attached as Appendix A to this proxy, and the foregoing discussion is qualified in its entirety by reference thereto.

REQUIRED VOTE

The affirmative vote of a majority of (i) the Common Stock voting as a separate class entitled to vote thereon and (ii) the General Voting Class entitled to vote thereon, is required to approve the amendment to the Company’s Articles of Incorporation to approve the Common Stock Increase Proposal.

If Proposal No. 1 is not approved, the Recapitalization Plan will not be consummated, and Proposal Nos. 3 and 5 through 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 1.  Because they have indicated that they will vote their shares in favor of the Common Stock Increase Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.
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PROPOSAL TO APPROVE AN AMENDMENT TO THE
COMPANY’S ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK

(Proposal No. 2)

INTRODUCTION

The Board adopted a resolution, following the recommendation by the Company’s Special Committee, declaring it advisable and recommending an amendment to the Company’s Articles of Incorporation to approve an increase in the authorized shares of preferred stock, as described below.

The Company proposes to amend its Articles of Incorporation, as amended, to increase the authorized shares of preferred stock from 130,000,000 shares to 1,000,000,000 shares.  The par value per share of $.001 will not change.

AMENDMENT

The Board is recommending an amendment to the number of authorized shares as follows:

3.1           Authorized Shares.  The Corporation has the authority to issue a total of Two Billion (2,000,000,000) shares of capital stock, of which One Billion (1,000,000,000) shares will be designated common stock, with a par value of $.001 per share (the “Common Stock”) and One Billion (1,000,000,000) shares will be designated as preferred stock with a par value of $.001 (the “Preferred Stock”).

PURPOSE

The Board of Directors (the “Board”) adopted a resolution, following the recommendation by the Company’s Special Committee, to take a series of steps to change the capital structure of the Company, namely: (1) the conversion of the Company’s outstanding convertible promissory notes into shares of the Company’s Series D Preferred Stock at the conversion price of $0.0167 per share set by the Series D Notes; (2) the exchange of all outstanding shares of Series E Preferred Stock for shares of the Company’s Common Stock at an exchange price of $1.00 per Common Share; (3) the exchange of all outstanding shares of Series F Preferred Stock for Common Shares at $1.00 per Common Share; (4) the exchange of all outstanding shares of Series G Preferred Stock, for shares of Series D Preferred, at a rate of 1 Series G Preferred share for 1,000 Series D Preferred shares; and (5) a vote of the stockholders of the Company (a) ratifying the foregoing transactions, (b) authorizing a reverse stock split of the Common Stock of up to 20-for-1 and (c) approving various amendments to the Company’s Articles of Incorporation consistent therewith, including but not limited to authorizing the shares of capital stock to be issued in the various transactions (the foregoing five (5) steps being collectively referred to herein as the “Recapitalization Plan”).

The Board of Directors is asking for the approval of the increase in preferred stock in order to effectuate the Recapitalization Plan.  As part of the Recapitalization Plan, 90,544 shares of Series G Preferred Stock were authorized to be exchanged for 90,544,000 shares of Series D Preferred Stock, certain convertible promissory notes were converted into 39,529,258 shares of Series D Preferred Stock and 16,555,772 shares of Series D Preferred Stock are to be issued upon the conversion of the remaining convertible promissory notes.  The Board believes that additional shares of preferred stock must be authorized in order to effectuate such exchanges and conversions, and leave enough remaining shares for future issuances.

Additionally, the Board is asking for the approval of the increase in preferred stock in order to provide the Company’s management the maximum amount of flexibility in structuring transactions whereby the Company would acquire assets or existing businesses important to the growth of its business, including but not limited to an infusion of new equity capital to finance some of that growth.  The Board believes that the flexible capital structure created by the proposed increase in authorized shares of Preferred Stock, coupled with the proposed increase in the authorized shares of Common Stock, is important to the Company’s long-term business prospects and shareholder value.

The Company currently has four series of preferred stock; however, the Company is requesting shareholder approval in Proposal No. 10 to eliminate the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.  The current capital structure is as follows:

•
Series D Preferred Stock: 70,100,000 shares authorized, all of which shares are outstanding (excluding 16,555,772 shares convertible from promissory notes to Series D Preferred Stock).  The Series D is convertible into Common Stock at $.0167 per share.  The Series D Preferred Stock is entitled to dividends, is convertible into Common Stock on a share for share basis and is entitled to one vote per share, voting as one class with the Common Stock.

•
Series E Preferred Stock:  1,008,985 shares authorized, of which all 1,008,985 shares are outstanding and held by Lawrence F. DeGeorge, a member of the Board, and will be exchanged for Common Stock upon the approval of the Recapitalization Plan, leaving zero shares outstanding.  The Series E Preferred Stock is not convertible, is entitled to dividends and has no voting rights except as may be required by law, such as with respect to the increase in authorized shares of Common and preferred stock.

•
Series F Preferred Stock:  4,549,015 shares authorized, of which all 4,549,015 shares are outstanding and will be exchanged for Common Stock upon the approval of the Recapitalization Plan, leaving zero shares outstanding.  The Series F is not convertible, is not entitled to dividends and has no voting rights except as may be required by law, such as with respect to the increase in authorized shares of Common and preferred stock.

•
Series G Preferred Stock:  100,000 shares authorized, of which 90,544 shares are outstanding and held or controlled by Lawrence F. DeGeorge, a member of the Board, and will be exchanged for Series D Preferred Stock upon the approval of the Recapitalization Plan, leaving zero shares of Series G outstanding.  The Series G Preferred Stock, as designated, is not entitled to any dividends but is convertible into Common Stock on a basis of one share of Series G Preferred Stock for 1,000 shares of Common Stock at $70.00 per share, and is entitled to 1,000 votes per share, voting as one class with the Common Stock.

Shareholders should note that the increase in authorized shares of preferred stock, if approved, will substantially increase the Board’s ability to dilute the interests of current security holders without further shareholder approval.  The dilution would result from the issuance of a greater number of shares of preferred stock, and a greater proportionate interest in the Company, merely through Board approval.

The full text of the amendment, which is included as part of an Amended and Restated Article of Incorporation, is attached as Appendix A to this proxy, and the foregoing discussion is qualified in its entirety by reference thereto.

REQUIRED VOTE

The affirmative vote of a majority of (i) the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon; (ii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon; (iii) the Series E Preferred Stock voting as a separate class entitled to vote thereon; (iv) the Series F Preferred Stock voting as a separate class entitled to vote thereon; (v) the Common Stock voting as a separate class entitled to vote thereon and (vi) the General Voting Class entitled to vote thereon, is required to approve the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Preferred Stock.

If Proposal No. 2 is not approved, the Recapitalization Plan will not be consummated, and Proposal Nos. 3 and 5 though 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 2.  Because they have indicated that they will vote their shares in favor of the Preferred Stock Increase Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
PROPOSAL TO APPROVE AN AMENDMENT TO THE
COMPANY’S ARTICLES OF INCORPORATION TO INCREASE
THE AUTHORIZED SHARES OF SERIES D PREFERRED STOCK

(Proposal No. 3)

INTRODUCTION

The Board adopted a resolution, following the recommendation by the Company’s Special Committee, declaring it advisable and recommending an amendment to the Company’s Articles of Incorporation to approve an increase in the authorized shares of Series D Preferred Stock, as described below.

The Company proposes to amend its Articles of Incorporation, as amended, to increase the authorized shares of Series D Preferred Stock from 70,100,000 shares to 500,000,000 shares.  The par value per share of $.001 will not change.

AMENDMENT

The Board is recommending an amendment to the number of authorized shares as follows:

2.  Number of Shares and Designation.  Five Hundred Million (500,000,000) shares of the Preferred Stock, $.001 par value, of the Corporation are hereby constituted as a series of the Preferred Stock designated as Series D Preferred Stock (“Series D Preferred Stock”), with the rights, preferences and privileges specified in this Certificate.

PURPOSE

The Board of Directors is asking for the approval of the increase in Series D Preferred Stock in order to effectuate the Recapitalization Plan.  As part of the Recapitalization Plan, certain convertible promissory notes have been converted into 39,529,258 shares of Series D Preferred Stock and 16,555,772 shares of Series D Preferred Stock are to be issued upon the conversion of the remaining convertible promissory notes. Also, 90,544 shares of Series G Preferred Stock are to be exchanged for 90,544,000 shares of Series D Preferred Stock.  The Board believes that additional shares of Series D Preferred Stock must be authorized in order to effectuate such exchanges and conversions, and leave enough remaining shares for future issuances.

Additionally, the Board is asking for the approval of the increase in Series D Preferred Stock in order to provide a flexible capital structure, coupled by the proposed increase in authorized shares of Common Stock and Preferred Stock.

Shareholders should note that the increase in authorized shares of Series D Preferred Stock, if approved, will substantially increase the Board’s ability to dilute the interests of current security holders without further shareholder approval.  The dilution would result from the issuance of a greater number of shares of Series D Preferred Stock, and a greater proportionate interest in the Company, merely through Board approval.

The full text of the amendment, which is included as part of an Amended and Restated Article of Incorporation, is attached as Appendix A to this proxy, and the foregoing discussion is qualified in its entirety by reference thereto.

REQUIRED VOTE

The affirmative vote of a majority of (i) the Series D Preferred Stock voting as a separate class entitled to vote thereon; (ii) the Common Stock voting as a separate class entitled to vote thereon and (iii) the General Voting Class entitled to vote thereon, is required to approve the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Series D Preferred Stock.

If Proposal No. 3 is not approved, the Recapitalization Plan will not be consummated, and Proposal Nos. 4 though 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 3.  Because they have indicated that they will vote their shares in favor of the Series D Increase Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED SHARES OF SERIES D PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
PROPOSAL TO RATIFY THE SENIOR SECURED REVOLVING CREDIT AGREEMENT ENTERED INTO NOVEMBER 6, 2008
BY AND BETWEEN THE COMPANY AND DEGEORGE HOLDINGS THREE LLC

(Proposal No. 4)

INTRODUCTION

At the Meeting, the Company’s shareholders will be asked to ratify that certain Senior Secured Revolving Credit Agreement entered into by and between the Company and DeGeorge Holdings Three LLC (the “Lender”) dated November 6, 2008 (the “Credit Agreement”).

SUMMARY OF THE CREDIT AGREEMENT

The following is a summary of certain material terms of the Credit Agreement. The statements below are only a summary, and we refer you to the full text of the Credit Agreement, the original text of which is attached as Exhibit 10.1 to the Company’s Form 8-K filed on November 13, 2008.  Each statement in this summary is qualified in its entirety by this reference.

Pursuant to the Credit Agreement, the Company established a revolving line of credit not to exceed the aggregate amount of Six Million Eight Hundred Ninety-Four Thousand Three Hundred Sixty-Two Dollars ($6,894,362.00).  In connection with the execution of the Credit Agreement, the Company issued a Convertible Revolving Promissory Note in favor of the Lender dated November 6, 2008 (the “Convertible Note”), which provides for interest at ten percent (10%) on all outstanding amounts, payable on November 6, 2009 (the “Maturity Date”) or upon conversion of the Convertible Note.  In the absence of conversion or acceleration of the term of the Convertible Note, all principal, interest and other amounts owed to Lender shall be immediately due and payable on the Maturity Date.  The Convertible Note is secured by a first priority lien on all of the Company’s assets (the “Collateral”).

The Lender also has the right under the Credit Agreement to accelerate payment of all principal, interest and other amounts, if any, that are outstanding under the Convertible Note as of July 1, 2009 (the “Performance Date”) if the Company has not sold, delivered and executed any binding agreements with unaffiliated third-parties for the sale of the Company’s proprietary digital display product (SkyNet™).  In the event the Company does not satisfy the foregoing performance obligation and is unable to pay such amounts outstanding within thirty (30) days of the Performance Date, the Lender may (i) elect to sell or seize all or any portion of the Collateral, or (ii) refinance any amounts outstanding by offering to enter into a new revolving credit facility or installment loan agreement.  The Lender shall also have the foregoing foreclosure right if there is a continuing Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

In addition to the Lender’s acceleration rights, the Credit Agreement contains material default provisions including, non-payment of principal and interest when due, and any breach of the representations and warranties or covenants contained in the Credit Agreement.

PURPOSE

The Board of Directors is seeking shareholder ratification of the Credit Agreement as a matter of good corporate governance.  The Lender is an affiliate of Lawrence F. DeGeorge, a member of the Company’s Board of Directors and the Company’s controlling shareholder.  The Board, with Mr. DeGeorge abstaining, approved the Credit Agreement and is of the opinion that the terms and conditions thereof were no less favorable to the Company than could have been obtained from an unaffiliated third party.

Under the terms of the Credit Agreement, the Lender may elect to convert all or any portion of the unpaid principal owed under the Convertible Note into shares of the Company’s Series G Preferred Stock.  As noted above and in the Credit Agreement, if the Lender seeks to convert any outstanding amounts due under the Convertible Note, the Company will not have enough authorized shares of its Series G Preferred Stock or shares of its Common Stock available for issuance upon conversion thereof to honor the conversion rights if exercised.  Pursuant to the covenants set forth in the Credit Agreement, the Company agreed to cause the authorization of such additional shares of Preferred Stock and Common Stock needed to satisfy its obligations under the Credit Agreement, no later than June 30, 2009, as requested by Proposal Nos. 1 and 2 herein.

Irrespective of whether the shareholders ratify the terms of the Credit Agreement, if the shareholders do not approve the other proposals in this proxy statement related to the Recapitalization Plan, namely Proposal Nos. 1, 2, 3 and 5 through 11, the Company will be in breach of its covenants under the Credit Agreement.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting , is required to ratify the Senior Secured Revolving Credit Agreement.

If this Proposal No. 4 is not approved, it will not affect any approvals of the various other Proposals relating to the Recapitalization Plan, which may be consummated notwithstanding any failure to approve this Proposal.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 4.  Because they have indicated that they will vote their shares in favor of the Credit Agreement Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE SENIOR SECURED REVOLVING
CREDIT AGREEMENT ENTERED INTO NOVEMBER 6, 2008 BY AND
BETWEEN THE COMPANY AND DEGEORGE HOLDINGS THREE LLC.
* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
PROPOSAL TO RATIFY THE CONVERSION OF THE COMPANY’S
CONVERTIBLE PROMISSORY NOTES INTO 56,085,030 SHARES
OF THE COMPANY’S SERIES D PREFERRED STOCK

(Proposal No. 5)

At the Meeting, the Company’s shareholders will be asked to ratify the conversion of Gene Schneider’s and Larry DeGeorge’s convertible promissory notes into shares of the Company’s Series D Preferred Stock, in accordance with Recapitalization Plan.

On January 15, 2009 (the “Effective Date”), Gene Schneider and Larry DeGeorge elected to convert all of the principal and accrued interest on each of their convertible promissory notes (the “Series D Notes”), into shares of Series D Preferred Stock.  Pursuant to the terms of the Series D Notes, Messrs. Schneider and DeGeorge had the right to convert both the principal and the interest, which accrued at a rate of 10%, into shares of Series D Preferred Stock at a conversion price of $0.0167 per share.  As of the Effective Date, the total aggregate amount outstanding on the Promissory Notes, including principal and interest, totaled $936,620.  Based on a conversion price of $0.0167 per share, the Promissory Notes were convertible into 56,085,030 shares of Series D Preferred Stock.  As discussed in Proposal No. 3 above and Proposal No. 12 below, because the shareholders had only authorized a total of 70,100,000 shares of Series D Preferred Stock, the Company did not have enough authorized shares of Series D Preferred Stock to issue all of the Series D shares converted at that time and therefore issued only the 39,529,258 shares of Series D Preferred Stock that remained available for issuance at the time that it received the notices of conversion of the Series D Notes.  Despite not having enough authorized shares available for issuance, the Board of Directors believes it was reasonable and appropriate to approve the immediate conversion of the principal and interest of the Series D Notes to Series D Preferred Stock in order to avoid further accrual of interest on the promissory notes and resulting economic dilution of the Common Stock on account of the $0.0167 conversion price applicable to shares of the Series D stock.

As required under the Recapitalization Plan, the Board of Directors is seeking shareholder ratification of the conversion of the Promissory Notes into 56,085,030 shares of Series D Preferred Stock.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting , is required to ratify the conversion of the Company’s Promissory Notes into 56,085,030 shares of Series D Preferred Stock.

If Proposal No. 5 is not approved, the Recapitalization Plan will not be consummated, and Proposal Nos. 6 through 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 5.  Because they have indicated that they will vote their shares in favor of the D Notes Conversion Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE CONVERSION OF THE COMPANY’S
CONVERTIBLE PROMISSORY NOTES INTO 56,085,030 SHARES
OF THE COMPANY’S SERIES D PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *

* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *
PROPOSAL TO RATIFY THE EXCHANGE OF ALL OUTSTANDING
SHARES OF THE COMPANY’S SERIES E PREFERRED STOCK
FOR 1,267,531 SHARES OF THE COMPANY’S COMMON STOCK

(Proposal No. 6)

At the Meeting, the Company’s shareholders will be asked to ratify the exchange of all outstanding shares of the Company’s Series E Preferred Stock for shares of the Company’s Common Stock, in accordance with Recapitalization Plan.

As of January 15, 2009, the Company had 1,008,985 shares of Series E Preferred Stock issued and outstanding, all of which were owned by Lawrence DeGeorge.  On the same date, the Company entered into that certain Series E Preferred Stock Exchange Agreement (the “Exchange Agreement”) with Mr. DeGeorge, whereby the parties agreed to exchange all of Mr. DeGeorge’s shares of Series E Preferred Stock for 1,267,531 shares of Common Stock, at a price of $1.00 per share (the “Exchange Price”).

In determining the Exchange Price, the Board of Directors considered not only the original purchase price of the shares of Series E Preferred Stock but also the accumulated and unpaid dividends thereon, which accumulated at a rate of 5% per annum since the original issuance of the shares on November 25, 2003.  Based on the foregoing, and because of the illiquidity of the Series E Preferred Stock, the Board believes that the Exchange Price is a favorable price for the Company.  Also, in an effort to show no preferential treatment to the  DeGeorge Interests, the exchange of the shares of Series F Preferred Stock for shares of the Company’s Common Stock, as summarized in Proposal No. 7, was for the same exchange price of $1.00 per share, even though the Series F Preferred Stock has lesser rights and preferences to the Series E, since the Series F carries the identical rights as the Series E except the Series F does not have any right to a dividend like Series E.

Additionally, the Board believes that the exchange of the Series E Preferred Stock will simplify the Company’s capital structure and provide the Company’s management with the maximum amount of flexibility in obtaining future financing, which is important to the Company’s long-term business prospects and shareholder value.

In accordance with the Recapitalization Plan and the Exchange Agreement, the actual exchange of the shares of Series E Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12.

As required under the Recapitalization Plan and the terms of the Exchange Agreement, the Board of Directors is seeking shareholder ratification of the exchange of all outstanding shares of the Company’s Series E Preferred Stock for shares of the Company’s Common Stock.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting , is required to ratify the exchange of all outstanding shares of the Company’s Series E Preferred Stock for shares of the Company’s Common Stock.

If Proposal No. 6 is not approved, the Recapitalization Plan will not be consummated, and Proposal Nos. 5 and  7 through 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 6.  Because they have indicated that they will vote their shares in favor of the Series E Exchange Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE EXCHANGE OF ALL OUTSTANDING
SHARES OF THE COMPANY’S SERIES E PREFERRED STOCK
FOR SHARES OF THE COMPANY’S COMMON STOCK.
* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *

* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *
TO RATIFY THE EXCHANGE OF ALL OUTSTANDING SHARES OF
THE COMPANY’S SERIES F PREFERRED STOCK FOR 4,549,015
SHARES OF THE COMPANY’S COMMON STOCK

(Proposal No. 7)

At the Meeting, the Company’s shareholders will be asked to ratify the exchange of all outstanding shares of the Company’s Series F Preferred Stock for shares of the Company’s Common Stock, in accordance with Recapitalization Plan.

As of January 15, 2009, the Company had 4,549,015 shares of Series F Preferred Stock issued and outstanding, all of which were held as follows:  Lawrence DeGeorge held 1,943,901 shares, Gene Schneider held 1,799,170 shares, Mark Schneider held 673,305 shares, Bruce Etkin held 116,650 shares and John Cole held 15,989 shares (collectively, the “Series F Shareholders”).  On or about the same date, the Company entered into those certain Series F Preferred Stock Exchange Agreements (the “Exchange Agreements”) with the Series F Shareholders, whereby the parties agreed to exchange all of their shares of Series F Preferred Stock for 4,549,015 shares of Common Stock, at a price of $1.00 per share (the “Exchange Price”).

In determining the Exchange Price, the Board considered not only the original purchase price of the shares of Series F Preferred Stock but also the illiquidity of the shares.  Based on the foregoing, the Board of Directors believes that the Exchange Price is a reasonable price and favorable to the Company.  Also, in an effort to show no preferential treatment to Mr. DeGeorge in connection with the exchange of his Series E Preferred Stock for shares of the Company’s Common Stock, as summarized in Proposal No. 6, the exchange prices for the both the Series E Preferred Stock and Series F Preferred Stock were identical.

Additionally, the Board believes that the exchange of the Series F Preferred Stock will simplify the Company’s capital structure and provide the Company’s management with the maximum amount of flexibility in  obtaining future financing, which is important to the Company’s long-term business prospects and shareholder value.

In accordance with the Recapitalization Plan and the Exchange Agreement, the actual exchange of the shares of Series F Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12.

As required under the Recapitalization Plan and the terms of the Exchange Agreement, the Board of Directors is seeking shareholder ratification of the exchange of all outstanding shares of the Company’s Series F Preferred Stock for shares of the Company’s Common Stock.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting , is required to ratify the exchange of all outstanding shares of the Company’s Series E Preferred Stock for shares of the Company’s Common Stock.

If Proposal No. 7 is not approved, the Recapitalization Plan will not be consummated and Proposal Nos. 5, 6 and 8 through 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 7.  Because they have indicated that they will vote their shares in favor of the Series F Exchange Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE EXCHANGE OF ALL OUTSTANDING
SHARES OF THE COMPANY’S SERIES F PREFERRED STOCK
FOR 4,549,015 SHARES OF THE COMPANY’S COMMON STOCK.
* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *

* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *
TO RATIFY THE EXCHANGE OF ALL OUTSTANDING SHARES OF THE COMPANY’S SERIES G PREFERRED STOCK FOR 90,544,000 SHARES OF THE COMPANY’S SERIES D PREFERRED STOCK

(Proposal No. 8)

At the Meeting, the Company’s shareholders will be asked to ratify the exchange of all outstanding shares of the Company’s Series G Preferred Stock for shares of the Company’s Series D Preferred Stock, in accordance with Recapitalization Plan.

As of January 15, 2009, the Company had 90,544 shares of Series G Preferred Stock issued and outstanding, all of which were held as follows:  Lawrence DeGeorge held 71,430 shares and New Iplan AR LLC held 19,114 shares (collectively, the “Series G Shareholders”).  On the same date, the Company entered into those certain Series G Preferred Stock Exchange Agreements (the “Exchange Agreements”) with the Series G Shareholders, whereby the parties agreed to exchange all of their shares of Series G Preferred Stock for 90,544,000 shares of Series D Preferred Stock, at a rate of 1,000 to 1 (the “Exchange Rate”).

In determining the Exchange Rate, the Board of Directors determined that it should be based on the common stock equivalents of the two classes of stock.  Therefore, because each share of Series G Preferred Stock was convertible into 1,000 shares of Common Stock, 1,000 shares of Series D Preferred Stock would be issued for every share of Series G Preferred Stock surrendered.  By contrast, the liquidation preference and the relative dividend rights of the shares of Series D Preferred Stock was based on the original purchase price paid for the shares of Series D Preferred Stock or Series G Preferred Stock, respectively.

Also, the exchange of Series G Preferred Stock for Series D Preferred Stock will not affect the respective rights of the Series G Shareholders because these exchanges will not occur until the Recapitalization Plan is effectuated.  Pursuant to the Recapitalization Plan, and as discussed in Proposal No. 9, the rights and preferences of the Series G Shareholders will be preserved through an amendment to the Company’s Articles of Incorporation, which will amend the terms of the Series D Preferred Stock to allow for the Series G Shareholders to maintain their liquidation, voting, and conversion rights.

Additionally, the Board believes that the exchange of the Series G Preferred Stock will simplify the Company’s capital structure and provide the Company’s management with the maximum amount of flexibility in obtaining future financing, which is important to the Company’s long-term business prospects and shareholder value.

In accordance with the Recapitalization Plan and the Exchange Agreements, the actual exchange of the shares of Series G Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12.

As required under the Recapitalization Plan and the terms of the Exchange Agreements, the Board of Directors is seeking shareholder ratification of the exchange of all outstanding shares of the Company’s Series G Preferred Stock for shares of the Company’s Common Stock.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or by proxy at the Meeting , is required to ratify the exchange of all outstanding shares of the Company’s Series E Preferred Stock for shares of the Company’s Common Stock.

If Proposal No. 8 is not approved, the Recapitalization Plan will not be consummated and Proposal Nos. 5, 6, 7 and 9 through 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 8.  Because they have indicated that they will vote their shares in favor of the Series G Exchange Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE EXCHANGE OF ALL OUTSTANDING
SHARES OF THE COMPANY’S SERIES G PREFERRED STOCK
FOR 90,544,000 SHARES OF THE COMPANY’S SERIES D PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *

* * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * ** * * * * * *
PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO AMEND
THE TERMS OF THE SERIES D PREFERRED STOCK

(Proposal No. 9)

INTRODUCTION

The Board adopted a resolution, following the recommendation by the Company’s Special Committee, declaring it advisable and recommending that our shareholders approve an amendment to the Company’s Articles of Incorporation to amend the rights of Series D Preferred Stock (“Series D”) in conjunction with the exchange of Series G Preferred Stock for Series D Preferred Stock, as described below.

AMENDMENT

The Board is recommending that our shareholders approve an amendment to the Company’s Articles of Incorporation to amend the rights of the Series D Preferred Stock rights as follows:

9.  Liquidation Rights.

(a)          Liquidation Preference.  Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization laws, or dissolution or winding up of the Company (each, but excluding Deemed Liquidations as defined in subsection (c), below, a “Liquidation”), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series D Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its shareholders (the “Available Assets”) an amount per share equal to the “Liquidation Preference”, comprised of the “Liquidation Amount” for such share of Series D Preferred Stock, together with any accrued but unpaid dividends on such share, if any.  For purposes of a Liquidation other than a Deemed Liquidation, the Liquidation Amount shall be equal to the purchase price paid to the Company for the share of Series D Preferred Stock at the time of its issuance by the Company, provided, however, that for any shares of Series D Preferred Stock issued by the Company in exchange for shares of Series G Preferred Stock immediately before the June-__, 2009, amendment and restatement of these Articles of Incorporation (the “ Exchange Shares”), the Liquidation Amount per Exchange Share shall be equal to the total amount originally paid to the Company for issuance of all of the shares of Series G Preferred Stock being exchanged for Exchange Shares, divided by the total number of Exchange Shares then issued, in each case as it may be subsequently adjusted for stock splits, dividends, combinations or other recapitalization of the Series D Preferred Stock.  Notwithstanding the foregoing, if the distribution to be made to the holders of Series D Preferred Stock would be greater than the Liquidation Preference if such shares of Series D Preferred Stock were deemed to be converted into shares of Common Stock, then rather than receiving the Liquidation Preference, the holders of Series D Preferred Stock shall be paid pro rata with the holders of Common Stock (as if their shares had been converted into Common Stock pursuant to Section 2 above immediately prior to the Liquidation).  If the Available Assets are insufficient to pay the holders of Series D Preferred Stock the full amount of the Liquidation Preference, the holders of Series D Preferred Stock will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.”

3.  Right to Convert.

(b)           Conversion Price.  The initial conversion price per share of the Series D Preferred Stock (the “Conversion Price”) shall be equal to the purchase price paid to the Corporation for the share of Series D Preferred Stock at the time of its issuance by the Corporation, provided, however, that for any shares of Series D Preferred Stock issued by the Corporation in exchange for shares of Series G Preferred Stock immediately before the June-__, 2009, amendment and restatement of these Articles of Incorporation (the “Exchange Shares”), the Conversion Price per Exchange Share shall be equal to the total amount originally paid to the Corporation for issuance of all of the shares of Series G Preferred Stock being exchanged for Exchange Shares, divided by the total number of Exchange Shares then issued; in each case as it may be subsequently adjusted for stock splits, dividends, combinations or other recapitalization of the Series D Preferred Stock, and as subject to adjustment as provided in subsection 5.

PURPOSE

The purpose of this amendment is to account for the prior rights of the shareholders of Series G Preferred Stock (the “Series G Holders”) in connection with the exchange of the shares of Series G Preferred Stock for shares of Series D Preferred Stock, as discussed under Proposal No. 8.  The Series G shareholders purchased the shares of Series G Preferred Stock at roughly $0.11 per share, whereas the shareholders of Series D Preferred Stock (the “Series D Holders”) purchased the shares of Series D Preferred Stock at different prices ranging from $0.0167 to $0.11 per share.  In order to account for these purchase price discrepancies, the Series D Preferred Stock liquidation preference has been amended to reflect the original purchase price paid for the shares of Series D Preferred Stock and Series G Preferred Stock, respectively.  Amending the liquidation preference rather than issuing more shares of Series D Preferred Stock to reflect the differences in the original purchase price, allows the Company to maintain the existing voting power of the relative shareholders as it existed prior to the exchange.

Additionally, the definition of “Conversion Price” has been amended to reflect the change in the definition of “Liquidation Amount.”  The right to convert remains the same.  Currently and as reflected in the amendment to the Company’s Articles of Incorporation, Series D Holders may convert “into a number of shares of Common Stock equal to the applicable Liquidation Amount divided by the then applicable Conversion Price.”  In order to maintain the current conversion ratio of the Liquidation Amount divided by Conversion Price, the definition of “Conversion Price” must also be changed.  Similar to the Liquidation Amount amendment, the Conversion Price is amended to reflect the original purchase price paid for the shares of the Series G Preferred Stock and Series D Preferred Stock.

The full text of the amendment, which is included as part of an Amended and Restated Article of Incorporation, is attached as Appendix A to this proxy, and the foregoing discussion is qualified in its entirety by reference thereto.

REQUIRED VOTE

The affirmative vote of a majority of (i) the Series D Preferred Stock voting as a separate class entitled to vote thereon; (ii) the Series G Preferred Stock voting as a separate class entitled to vote thereon; (iii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon and (iv) the General Voting Class entitled to vote thereon, is required to approve the amendment to the Articles of Incorporation to amend the terms of the Series D Preferred Stock, in light of the exchange of the Series G Preferred Stock.

If Proposal No. 9 is not approved, the Recapitalization Plan will not be consummated and Proposal Nos. 5 through 8, 10 and 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 9.  Because they have indicated that they will vote their shares in favor of the Series D Amendment Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO AMEND THE RIGHTS OF THE SERIES D PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * *

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO ELIMINATE THE SERIES E, SERIES F AND SERIES G PREFERRED STOCK

(Proposal No. 10)

INTRODUCTION

The Board adopted a resolution, following the recommendation by the Company’s Special Committee, declaring it advisable and recommending an amendment to the Company’s Articles of Incorporation to eliminate the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, as described below.

AMENDMENT

The Board is recommending an amendment to the Company’s Articles of Incorporation to eliminate the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock.

PURPOSE OF THE AMENDMENT

Currently, the Company has 1,008,985 authorized shares of Series E Preferred Stock with 1,008,985 shares outstanding, 4,549,015 authorized shares of Series F Preferred Stock with 4,549,015 shares outstanding, and 100,000 authorized shares of Series G Preferred Stock with 90,544 shares outstanding.  The Board believes it is in the best interests of the Company to eliminate these series of preferred stock in order to simplify the Company’s capital structure and to provide the Company’s management with the maximum amount of flexibility in obtaining future financing.

All shareholders of Series E Preferred Stock and Series F Preferred Stock have entered into exchange agreements with the Company, which provide for the exchange of their shares of Series E Preferred Stock and Series F Preferred Stock for Common Stock.  As of the same date, all shareholders of Series G Preferred Stock have entered into exchange agreements with the Company, which provide for the exchange of their shares of Series G Preferred Stock for shares of Series D Preferred Stock.

In accordance with the Recapitalization Plan and the exchange agreements, the actual exchange of the shares will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12.   Upon such exchanges, no shares of Series E Preferred Stock, Series F Preferred Stock, or Series G Preferred Stock will be outstanding.

The existing Certificates of Designation for the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock provide that where the shares are acquired by the Company by reason of redemption, purchase, or conversion, the shares shall not be reissued and all such shares shall be cancelled, retired and eliminated from the shares of such Series which the Company is authorized to issue.  This amendment to the Company’s Articles of Incorporation is intended to eliminate such classes of preferred stock so as to not allow any reissuance thereunder.

The full text of the amendment, which is included as part of an Amended and Restated Article of Incorporation, is attached as Appendix A to this proxy, and the foregoing discussion is qualified in its entirety by reference thereto.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class and Limited Voting Class present in person or represented by proxy at the meeting is required to approve the Amendment to the Amended and Restated Articles of Incorporation.

If Proposal No. 10 is not approved, the Recapitalization Plan will not be consummated and Proposal Nos. 5 through 9 and 11 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 10.  Because they have indicated that they will vote their shares in favor of the Series E, F & G Elimination Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE THE SERIES E, SERIES F AND SERIES G PREFERRED STOCK.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
PROPOSAL TO APPROVE A REVERSE STOCK SPLIT OF THE COMPANY’S AUTHORIZED AND OUTSTANDING COMMON STOCK AND PREFERRED STOCK
AND AN AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO REFLECT ALL PRIOR AMENDMENTS
APPROVED HEREWITH

(Proposal No. 11)

INTRODUCTION

The Board adopted a resolution, following the recommendation by the Company’s Special Committee, declaring it advisable and recommending an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s Common and Preferred Stock, as described below.

The Board  is recommending that the shareholders approve an amendment to the Articles of Incorporation to effect a reverse stock split of our Common Stock and Preferred Stock at a specific ratio to be determined by the Board in its discretion, within a range of not less than 10 to 1 and not more than 20 to 1.   If this proposal is approved, the Board will have the authority to decide, within 12 months from the annual meeting, whether to implement the split and the exact ratio of the split.

If the Board implements the reverse stock split, all of the issued and outstanding shares of Common Stock and Preferred Stock will be reduced in accordance with the exchange ratio selected by the Board.  Following the reverse stock split, all of our other outstanding securities that are convertible into or exercisable for shares of Common Stock, including convertible promissory notes, will be convertible or exercisable at a proportionately higher price for a lesser number of shares of Common Stock, as determined by the documents governing such security.  The reverse stock split, if implemented, would also reduce the number of authorized shares of Common Stock and Preferred Stock at the same ratio.  The par value of our Common Stock and Preferred Stock would not change.

Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of Common Stock and Preferred Stock outstanding immediately following the reverse stock split as that shareholder held immediately prior to the reverse stock split.

If this proposal is approved and the Board does implement a reverse stock split, it will become effective after the amendment and restatement of the Company’s Articles of Incorporation (the “Amended and Restated Articles”) is filed with the Secretary of State of the State of Colorado (the “Effective Date”).  The form of the Amended and Restated Articles is attached hereto as Appendix A and reflects all prior amendments approved herewith.  The following discussion is qualified in its entirety by the full text of the Amended and Restated Articles, which is hereby incorporated by reference.

PURPOSE

The principal reasons for the reverse stock split are to reduce the number of outstanding shares of Common Stock to a more reasonable number so the Company can be valued more accurately, and to increase the trading price of our Common Stock in order to generate greater investor interest in the Company and thus enhance liquidity.

The Company’s Common Stock currently trades in the over-the-counter market on the National Association of Securities Dealers’ OTC Bulletin Board (the “OTCBB”) because it does not meet the listing requirements of the national securities exchanges.  The Company expects that, following the reverse stock split, its Common Stock will trade at a share price high enough for the Company to obtain listing on one of these exchanges.  In addition, if the Company’s Common Stock is listed on a national securities exchange, it will no longer be subject to Rule 15g-9 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) because it will no longer be classified as a “penny stock” under Exchange Act Rule 3a51-1.  This rule imposes additional sales practice requirements on broker-dealers who sell low-priced securities to persons other than established customers and institutional accredited investors.  Consequently, if the Company is not subject to this rule, the ability of broker-dealers to sell our Common Stock and the ability of holders to sell their shares of Common Stock in the secondary market may be improved.  Moreover, investors would likely be more interested in purchasing higher-priced securities because the brokerage commissions, as a percentage of the total transaction value, tend to be lower for such securities.  This factor may also limit the willingness of institutions to purchase our Common Stock.  The Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with such policies and procedures to invest in our Common Stock.

DETERMINATION OF REVERSE STOCK SPLIT RATIO

If the shareholders approve the proposal, the Board will be authorized to exercise its discretion as to whether to effect the reverse stock split, when to effect it, and what the split ratio should be.  In making these determinations, the Board of Directors will consider a number of factors, including:

•	the historical and projected performance of our Common Stock and volume level before and after the reverse stock split,

•	prevailing market conditions,

•	general economic and other related conditions prevailing in our industry and in the marketplace generally,

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our Common Stock,

•	our capitalization (including the number of shares of our Common Stock and Preferred Stock issued and outstanding),

•	the prevailing trading price for our Common Stock and the volume level thereof, and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The proposal gives the discretion to select the reverse stock split ratio from within a range to the Board of Directors, rather than proposing fixing a specific ratio at this time, in order to give the Company the flexibility to implement a reverse stock split at a ratio that reflects the Board’s then-current assessment of the factors described above and to respond to other developments that may be deemed relevant, when considering the appropriate ratio.  This flexibility is considered essential for the Board to be able to react to changes in market conditions between the date of this proxy statement and the date of the annual meeting, as well as the length of time that would be required for the Company to hold an additional annual meeting to approve the final reverse stock split ratio.

MATERIAL EFFECTS OF PROPOSED REVERSE STOCK SPLIT

The reverse stock split and amendment to restatement of our Articles of Incorporation will not change the terms of the Common Stock.  After the reverse stock split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions, if any, and will be identical in all other respects to the Common Stock now authorized.  Each shareholder’s percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares.  The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.  After the reverse stock split, the shares of Preferred Stock will have the same voting rights and rights to dividends and distributions, if any, and will be identical in all other respects to the Preferred Stock now authorized.  Each shareholder’s percentage ownership of the new Preferred Stock will not be altered except for the effect of eliminating fractional shares.  The preferred stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.  The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.  Following the reverse stock split, the Company will continue to file Forms 10-K, 10-Q, and 8-K and will remain subject to the reporting requirements of the Exchange Act.

The principal effects of the reverse stock split will be that:

•
The number of shares of Common Stock authorized and outstanding will be reduced from approximately 1,000,000,000 shares (if Proposal No. 1 is approved) to a range of approximately 100,000,000 million to  50,000,000 million shares, depending on the reverse stock split ratio selected by the Board of Directors.

•
The number of shares of Preferred Stock authorized and outstanding will be reduced from approximately 1,000,000,000 shares (if Proposal No. 2 is approved) to a range of approximately 100,000,000 million to  50,000,000 million shares, depending on the reverse stock split ratio selected by the Board of Directors.

•
Our 2007 Equity Incentive Plan includes provisions requiring appropriate adjustments to the number of shares of Common Stock covered by the plan and stock options and other grants under those plans, as well as option exercise prices.  Further, the number of shares of our Common Stock reserved for issuance under our plan will be reduced by the same ratio as selected for the reverse stock split.

Shareholders should recognize that, if the reverse stock split is effected,  they will own a lesser number of shares than they presently own, with the exact number dependent on the ratio of the reverse stock split ultimately selected by the Board of Directors.  In addition, the reverse stock split will increase the number of shareholders of the Company who own odd-lots (less than 100 shares).  Shareholders who hold odd-lots may experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

If our shareholders approve this proposal, and the Board of Directors subsequently elects to effect the reverse stock split, we will file the Amended and Restated Articles with the Secretary of State of the State of Colorado and it will become effective upon filing or such later time as is set forth therein.

EFFECT ON BENEFICIAL HOLDERS OF COMMON STOCK (I.E. SHAREHOLDERS WHO HOLD IN “STREET NAME”)

Upon the reverse stock split, the Company intends to treat shares of Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholders whose shares of Common Stock are registered in their names.  Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split.  If a shareholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

EFFECT ON REGISTERED “BOOK-ENTRY” HOLDERS OF COMMON STOCK (I.E. SHAREHOLDERS THAT ARE REGISTERED ON THE TRANSFER AGENT’S BOOKS AND RECORDS BUT DO NOT HOLD CERTIFICATES)

Some of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the Company’s transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares.  If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares of Common Stock held following the reverse stock split.

EFFECT ON CERTIFICATED SHARES

Upon the reverse stock split, our transfer agent will act as our exchange agent and will act for holders of our Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter from the Company’s transfer agent for the Common Stock.  The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificate(s) representing shares of the Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (“New Certificates”).  No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange the shareholder’s Old Certificates.  Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the reverse stock split.  Until surrendered, the Company will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s) unless that legend is no longer effective because of the passage of time.  The Company intends to request that holders of Series D Notes or shares of Preferred Stock that are converted into or exchanged for new shares of Common Stock or Series D Preferred Stock to turn in their old notes or certificates in exchange for new stock certificates.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

NO FRACTIONAL SHARES

No fractional shares of Common Stock or Preferred Stock will be issued in connection with the reverse stock split.  If, as a result of the reverse stock split, a shareholder of record would otherwise hold a fractional share, the number of shares to be received by the shareholder will be rounded up to the next highest number of shares.

ACCOUNTING MATTERS

The par value of the shares of our Common Stock and Preferred Stock is not changing as a result of the implementation of the reverse stock split.  Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split.  Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital.  Further, net loss per share and book value per share will be increased as result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

POSSIBLE DISADVANTAGES OF REVERSE STOCK SPLIT

Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•	The reduced number of shares of our Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock.

•
A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of its Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•
A reverse stock split may leave certain shareholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100.

•
There can be no assurance that the market price per new share of our Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the reverse stock split.

•
Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•
If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. This summary addresses only U.S. holders who hold their shares of Common Stock as a capital asset for U.S. federal income tax purposes (i.e., generally, property held for investment).

For purposes of this summary, a “U.S. holder” means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This summary is based on interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, and may adversely affect the U.S. federal income tax consequences described herein. This summary does not discuss all of the tax consequences that may be relevant to particular shareholders or to shareholders subject to special treatment under U.S. federal income tax laws.

Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, state, local, foreign or other tax consequences of the reverse stock split.

Each shareholder should consult their own tax advisor concerning the particular U.S. federal tax consequences of the reverse stock split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes.  The aggregate adjusted bases of the post-reverse stock split shares will be the same as the aggregate adjusted bases of the pre-reverse stock split shares.  The holding period of the post-reverse stock split shares will include a U.S. holder’s holding periods for the pre-reverse stock split shares.

The Company will not recognize any gain or loss as a result of the reverse stock split.

REQUIRED VOTE

The affirmative vote of a majority of (i) the Common Stock voting as a separate class entitled to vote thereon; (ii) the Series D Preferred Stock and Series G Preferred Stock voting as a single class entitled to vote thereon and (iii) the General Voting Class entitled to vote thereon, is required to approve a reverse stock split of the Company’s authorized and outstanding Common Stock and Preferred Stock and an amendment and restatement of the Articles of Incorporation to reflect all prior amendments approved herewith.

If Proposal No. 11 is not approved, the Recapitalization Plan will not be consummated and Proposal Nos. 5 through 10 will be deemed to be rejected.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 11.  Because they have indicated that they will vote their shares in favor of the Reverse Stock Split Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”APPROVAL OF A REVERSE STOCK SPLIT ANDTHE RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO REFLECT THE SPLIT AND THE OTHER AMENDMENTS APPROVED AT THE MEETING.
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PROPOSAL TO RATIFY PRIOR ISSUANCES OF CAPITAL STOCK

(Proposal No. 12)

At the Meeting, the Company’s shareholders will be asked to ratify all prior actions taken by the Board relating to the issuances of shares of Series D Preferred Stock and Series G Preferred Stock, which shares were also by their terms convertible into shares of Common Stock.  By such ratification, the shareholders will be approving the prior agreements by the Company, as approved by the Board of Directors, to issue shares additional shares of these classes of stock notwithstanding the unavailability of sufficient amounts of authorized but unissued and unreserved shares of Series G Preferred Stock, Series D Preferred Stock and Common Stock for issuance at the time of such agreements.

As discussed in Proposal No. 4, on November 6, 2008, the Company entered into a Senior Secured Revolving Credit Agreement (“Credit Agreement”) with DeGeorge Holdings Three LLC (the “Lender”).  The Board of Directors believed that it was in the best interests of the Company to enter into the Credit Agreement in order to obtain immediate financing.  In connection with the Credit Agreement, the Company issued a Convertible Revolving Promissory Note (the “Convertible Note”), which may be converted into shares of Series G Preferred Stock at the Lender’s option.  As acknowledged in the Credit Agreement, the Company did not have enough authorized shares of Series G Preferred Stock or Common Stock, which the shares of Series G Preferred Stock are convertible into, available for issuance upon conversion thereof.

Similarly, as discussed in Proposal No. 5, because the shareholders had only authorized a total of 70,100,000 shares of Series D Preferred Stock at the time of the conversion of the Sereies D Notes, the Company did not have enough authorized shares of Series D Preferred Stock to issue all of the Series D shares converted at that time and therefore issued only the 39,529,258 shares of Series D Preferred Stock that remained available for issuance at the time that it received the notices of conversion of the Series D Notes.  Despite not having enough authorized shares available for issuance, the Board of Directors believes it was reasonable and appropriate to approve the immediate conversion of the principal and interest of the Series D Notes to Series D Preferred Stock in order to avoid further accrual of interest on the promissory notes and resulting economic dilution of the Common Stock on account of the $0.0167 conversion price applicable to shares of the Series D Preferred Stock.

The Board of Directors believes that, by entering into these agreements to issue shares of capital stock that were not authorized at the time of the agreements or that were already reserved for other purposes, it acted within its rights and in keeping with its fiduciary obligations to manage the Company and its assets for the benefit of the Company and all of its shareholders since the transactions provided substantial benefits to the Company.  In addition, even though the Company may be deemed to have been in breach of some of these agreements to issue shares of capital stock that was not yet authorized by the shareholders, the Board believes that it acted at all times within its authority since it never issued shares of capital stock beyond those authorized by the Articles of Incorporation and the other parties to these agreements were affiliates of the Company who were aware of the need to authorize additional shares.  Nevertheless, the Board had determined to seek shareholder ratification of these prior issuances and agreements to issue shares of capital stock in order to proceed with the Recapitalization Plan and as a matter of good corporate governance.

REQUIRED VOTE

The affirmative vote of (i) the Series G Preferred Stock voting as a separate class present in person or by proxy at the Meeting; (ii)  the Series D Preferred Stock voting as a separate class present in person or by proxy at the Meeting; (iii) the Common Stock voting as a separate class present in person or by proxy at the Meeting; and (iv) the General Voting Class present in person or by proxy at the Meeting , is required to ratify all prior actions taken by the Board of Directors relating to the issuances of, or agreements to issue, the Company’s capital stock.

The rejection of the Recapitalization Plan or any of the various proposals relating thereto will not affect any vote of the shareholders in favor of Proposal No. 12 at the Meeting.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to Proposal No. 12.  Because they have indicated that they will vote their shares in favor of the Capital Stock Issuance Proposal, its passage is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ALL PRIOR ISSUANCES OF, OR AGREEMENTS TO ISSUE CAPITAL STOCK.
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PROPOSAL TO ELECT THREE DIRECTORS
TO THE BOARD OF DIRECTORS

(Proposal No. 13)

NOMINEES

The Board has fixed at three the number of directors that will constitute the Board for the ensuing year.  Each director elected at the Annual Meeting will serve for a term expiring at the 2010 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified.  Matthew W. Shankle, Lawrence F. DeGeorge and James P. Martindale, each of whom is an incumbent director, have been nominated to be elected at the Annual Meeting by the Board and proxies will be voted for such persons absent contrary instructions.

Our Board has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board, unless it is directed by a proxy to do otherwise.

Each of the nominees for election as a director is a current member of our Board of Directors.  Mr. Shankle has served as a director since 1997, Mr. DeGeorge has served as a director since 1998, and Mr. Martindale has served as a director since February 2008, filling the remaining term of John W. Temple following Mr. Temple’s resignation from the Board.

REQUIRED VOTE

The nominees receiving the greatest number of votes of the General Voting Class present in person or by proxy at the Meeting , shall be elected directors.

EFFECT OF PRINCIPAL SHAREHOLDERS’ AND MANAGEMENT’S VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to this Proposal No. 13.  Because they have indicated that they will vote their shares in favor of the election of all three of the directors nominated by the Board, their election as directors is extremely likely.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF MESSRS. SHANKLE, DEGEORGE, AND MARTINDALE
TO THE COMPANY’S BOARD OF DIRECTORS.
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PROPOSAL TO RATIFY THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 14)

AJ Robbins, P.C. served as our independent registered public accounting firm for the fiscal year ended June 30, 2008.  The Board, acting as the Audit Committee, has appointed AJ Robbins, P.C. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2009 and requests ratification of this appointment by our shareholders.  If the shareholders do not ratify the appointment of AJ Robbins, P.C., the adverse vote will be considered as a direction to the Board acting as the Audit Committee to select other auditors for the subsequent fiscal year.  However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending June 30, 2009 will be permitted to stand unless the Board acting as the Audit Committee finds other reasons for making a change.  Even if the selection of AJ Robbins, P.C. is ratified, the Board acting as the Audit Committee may, in its discretion, direct the appointment of new auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

Representatives of AJ Robbins, P.C. are [not] expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees paid to AJ Robbins, PC

For the fiscal year ended June 30, 2008, AJ Robbins, PC provided services in the following categories and amounts:

	Fiscal Year Ended June 30, 2007	Fiscal Year Ended June 30, 2008
Audit Fees (1)	$64,610	$35,095
Tax Fees (2)	$2,500	$2,500
Audit Related Fees	$–	$–
All Other Fees	$–	$–

(1)	Audit fees consist of fees for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports.
(2)	Tax fees consist of fees for the preparation of federal and State income tax returns.

There were no non-audit services rendered to the Company by AJ Robbins in fiscal 2008 other than those shown above.  While the Board acting as the Audit Committee has not established formal policies and procedures concerning pre-approval of audit and non-audit services, the Company’s president has been directed by the Board that all audit and non-audit services must be approved in advance by the Board.  The establishment of any such formal policies or procedures in the future is subject to the approval of the Board.

EFFECT OF PRINCIPAL SHAREHOLDERS’ VOTE

As of May 15, 2009, the Schneider Family, together with the DeGeorge Interests, are holders of record of, and have voting control over, [133,252,713] shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing approximately 75% of the General Voting Class.  As of the same date, the DeGeorge Interests have 100% voting control over the Company’s Series G Preferred Stock, and the Company’s Series E Preferred Stock.  The Schneider Family and DeGeorge Interests have voting control over 4,416,376 shares of the Company’s Series F Preferred Stock, or approximately 85% of the outstanding Series F shares, and 99.67% of the outstanding shares of Series D Preferred Stock.  Accordingly, the Schneider Family and the DeGeorge Interests could exercise voting control of all of the Proposals set forth herein, including but not limited to this Proposal No. 14.  Because they have indicated that they will vote their shares in favor of the Auditor Ratification Proposal, its passage is extremely likely.

REQUIRED VOTE

The affirmative vote of a majority of the General Voting Class present in person or represented by proxy at the meeting is required to ratify the selection of AJ Robbins, P.C. as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF AJ ROBBINS, P.C.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JUNE 30, 2009.
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MANAGEMENT

The following table sets forth the names, ages and titles of each of the executive officers and members of the Board of Directors of the Company:

Name	Age	Position and Office
Lawrence F. DeGeorge	64	Director
Matthew W. Shankle	48	President and Director
Dwight E. (“Jody”) Thomas	37	Executive Vice President of Sales and Marketing, Chief Technology Officer
James P. Martindale	45	Executive Vice President – Manufacturing and Chief Operating Officer; Director
Rebecca L. McCall	51	Vice President of Accounting, Controller, and Chief Accounting Officer

Business Experience of Executive Officers and Directors:

Lawrence F. DeGeorge - Mr. DeGeorge was appointed a Director effective September 2, 1998.  Since 1991, Mr. DeGeorge has directed venture capital investment in telecommunications and biotechnology as Chief Executive Officer of LPL Group, Inc., LPL Investment Group, Inc., LPL Management Group, Inc., and DeGeorge Holding, Ltd.  From 1986 to 1991, Mr. DeGeorge held various positions with Amphenol Corporation, a manufacturer of telecommunications interconnect products, including serving as President from May 1989 to January 1991, Executive Vice President and Chief Financial Officer from September 1986 to May 1989, and as a director from June 1987 to January 1991.  Mr. DeGeorge served as a director of UnitedGlobalCom, Inc., a provider of multi-channel television services, from June 1997 until 1999.  Since May 1998, Mr. DeGeorge has served as a director of CompleTel, LLC, a multinational provider of switched, local telecommunications and related services, and currently serves as Chairman of its Board of Directors.

Matthew W. Shankle - Mr. Shankle was appointed as the Company’s President effective September 11, 1998 and as a Director effective October 3, 1997 from which time he also served as a Vice President of the Company.  He is responsible for the overall day-to-day operations and strategic direction of the Company in conjunction with the Board of Directors.  From June 1996 to September 1997, he served as a consultant to the Company for product research and development (R&D).  He also is currently responsible for leading the business development effort of the Company.  From 1995 to 1997, Mr. Shankle served as an operations consultant for several high tech R&D/manufacturing subsidiaries of Telxon Corporation, a NASDAQ listed company.  From 1992 to 1995, Mr. Shankle was employed by Virtual Vision, Inc. as the R&D/manufacturing facility development specialist.  Mr. Shankle began his career at Lockheed Missiles and Space in the San Diego area.

Dwight E. (“Jody”) Thomas – Mr. Thomas was appointed Executive Vice President of Sales and Marketing and Chief Technology Officer as of October 12, 2007.  Previously, Mr. Thomas was a consultant to the Company providing business advice and related consulting services in the areas of video display technology, marketing and development.  Mr. Thomas continues to serve as a consultant to the Company.  Mr. Thomas also is the President, Chief Executive Officer and sole shareholder of Emergent Communications Technology, Inc., a business focusing on emerging vertical technology applications, product development and channel strategies that he formed in April 2007.  From 1997 to 2007, Mr. Thomas served in various roles with Kayye Consulting, Inc., a marketing firm serving the audiovisual industry, which culminated in Mr. Thomas serving as CEO of that company.

James P. Martindale – Mr. Martindale was appointed Executive Vice President – Manufacturing and Chief Operating Officer as of February 20, 2008.  He subsequently was elected Director by the remaining members of the Board of Directors to fill the vacant Director position following the resignation of John W. Temple.  Previously, Mr. Martindale served as the Vice President of Manufacturing of the Company, appointed to that position on November 12, 2006.  Mr. Martindale previously held a position as Senior Director, New Business Development at InFocus Digital Media.  He was responsible for developing and executing new business strategies leveraging InFocus’ software, hardware and service assets to offer digital-media solutions to the education, corporate, and digital advertising markets. In addition to his business development role, Mr. Martindale also held senior positions in Service, Application Engineering, and Technical Sales since joining InFocus in 1999.  Mr. Martindale also brings extensive international manufacturing experience to the Company from his 19 plus years at Hewlett-Packard Co. where he held positions from Mechanical Engineer to Manufacturing Development Manager for HP’s Specialty Printing Systems.

Rebecca L. McCall – Ms. McCall was appointed Vice President of Accounting and Chief Accounting Officer in addition to her previous position as Controller as of March 17, 2008.  Ms. McCall has over 23 years of accounting and finance experience, including substantial experience with SEC reporting, corporate accounting and Sarbanes-Oxley compliance.  Ms. McCall joined the Company in 1993 as Controller.  Ms. McCall had previously served as a senior officer of the Company from 1985 to 1990, when she was Vice President of Administration and Director of Accounting.  In addition to her duties as the Company’s Controller, Mc. McCall also served as Controller for College Partnership, Inc. from 2000 to 2003 and as Controller for Television Technology Corporation from 1990 to 1993.  From 1993 to 2007, Ms. McCall provided contract accounting and other services to various clients, including the Company.

CORPORATE GOVERNANCE

Director Independence

The Company has three directors, Lawrence F. DeGeorge, Matthew W. Shankle and James P. Martindale.  The Board of Directors has made the determination that only one of the members of the Board, Lawrence F. DeGeorge, is independent, as defined by the Nasdaq Stock Market (“Nasdaq”) (the Company’s Common Stock is traded on the OTC Bulletin Board).  Messrs. Shankle and Martindale are employees of the Company and therefore cannot be considered independent, as defined by Nasdaq.

A member of the Board, Mr. John W. Temple, resigned from the Company in February 2008.  Mr. Temple was not an independent director.  The Board, at a meeting by unanimous written consent, appointed Mr. James P. Martindale, the Executive Vice President – Manufacturing and Chief Operating Officer of the Company to fill the vacancy left by Mr. Temple until the next election of directors.

Meetings and Committees of the Board

During the fiscal year ended June 30, 2008, the Board of Directors did not hold any meetings; however, they took action by unanimous written consent nine times.  The Company does not have a policy regarding attendance by the members of the Board at the annual meeting of shareholders and the Company did not hold an annual meeting for the fiscal year ended June 30, 2007.

Audit Committee

The Company does not have a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act or a committee performing similar functions.  The entire Board of Directors performs the functions of an Audit Committee as provided in section 3(a)(58)(B) of the Exchange Act.  The Board, acting as the Audit Committee, reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls.

The Board of Directors has determined that Lawrence F. DeGeorge qualifies as an “audit committee financial expert,” as that term is defined by the SEC.  In addition, only Mr. DeGeorge is independent as defined by the Nasdaq.  The Board, acting as the Audit Committee, did not meet during the fiscal year ended June 30, 2008. The Board does not have an Audit Committee Charter.

Nominating Committee

The Company does not have a standing Nominating Committee.   The entire Board of Directors performs the functions of a Nominating Committee for purposes of the annual selection of nominees for the election of directors.  The Board of Directors does not believe a Nominating Committee is necessary because the entire Board is knowledgeable regarding the selection of directors and it believes that obtaining opinions and advice from all directors in connection with Board nominations enhances the nomination process.  The Board, acting as the Nominating Committee, is responsible for identifying individuals qualified to become directors, recommends nominees for each annual meeting of shareholders, performs annual reviews of the Board’s performance, and recommends director nominees for committees.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety.  The Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director.  While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or shareholder nominee procedures.

The Board of Directors has determined that only Lawrence F. DeGeorge is independent as defined by the Nasdaq.  The Board, acting as the Nominating Committee, met once during the fiscal year ended June 30, 2008.  The Board does not have a Nominating Committee Charter or other written guidelines for its nominating process.

Compensation Committee

The Company has a Compensation Committee, and Mr. Lawrence F. DeGeorge serves as the only member.  The responsibilities of the Compensation Committee are to oversee the compensation structure of the officers and directors of the Company.  The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers.  The Compensation Committee does not delegate its authority regarding compensation but does periodically seek input from our president. The Compensation Committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.  The Board has determined that Mr.  DeGeorge is independent as defined by the Nasdaq.  The Compensation Committee did not hold any meetings but took action by unanimous written consent two times during the fiscal year ended June 30, 2008.  The Compensation Committee does not have a charter.

Communications with the Board of Directors

Shareholders may communicate with the Board of Directors by writing to the Board at Advance Display Technologies, Inc., 7334 South Alton Way, Suite F, Centennial, Colorado 80112.  The Board has approved a process pursuant to which the Corporate Secretary shall review and forward correspondence to the appropriate director or group of directors for response.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading.  Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a).

The numbers of late Form 4 and 5 reports, and the number of late transactions reported are as follows:

Name of Reporting Person	Late Forms 4 or 5	Transactions
Lawrence F. DeGeorge	1	1
Gene W. Schneider	1	1

Certain Relationships And Related Transactions

During the fiscal year ended June 30, 2008, the Company granted 1,000,000 employee stock options to Dwight E. “Jody” Thomas.  Pursuant to a consulting agreement with Mr. Thomas, the Company’s Executive Vice President of Sales and Marketing, Mr. Thomas was granted options to purchase 1,000,000 shares of common stock effective October 18, 2007 at an exercise price of $.11 per share.  The options vest quarterly over sixteen quarters beginning September 30, 2007.  The grant of these options resulted in a charge to compensation expense of [$______] for the fiscal year ended June 30, 2008.  The Compensation Committee approved his Consulting Agreement and the option grant and it is of the opinion that the terms and conditions of the foregoing transactions were no less favorable for the Company than could have been obtained from unaffiliated third parties.

On November 13, 2007, Lawrence F. DeGeorge, a member of the Company’s Board and the Company’s controlling shareholder, purchased 13,475 shares of the Series G Preferred Stock at $90.00 per share.  On February 25, 2008, Mr. DeGeorge purchased 27,273 shares of the Series G Preferred Stock at $110.00 per share with a commitment for an additional 9,091 shares.  As of June 30, 2008, Mr. DeGeorge purchased the additional 9,091 shares of the Series G Preferred Stock at $110 per share.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transactions and it is of the opinion that the terms and conditions of the foregoing transactions were no less favorable for the Company than could have been obtained from unaffiliated third parties.

On November 6, 2008, the Company entered into a Senior Secured Revolving Credit Facility (the “Credit Agreement”) with DeGeorge Holdings Three LLC (“Lender”), which is an affiliate of Lawrence F. DeGeorge.   Pursuant to the Credit Agreement, the Company established a revolving line of credit with the Lender not to exceed the aggregate amount of Six Million Eight Hundred Ninety-Four Thousand Three Hundred Sixty-Two Dollars ($6,894,362.00).  In connection with the execution of the Credit Agreement, the Company issued a Convertible Revolving Promissory Note in favor of the Lender dated November 6, 2008 (the “Convertible Note”), which provides for interest at ten percent (10%) on all outstanding amounts, payable on November 6, 2009 (the “Maturity Date”) or upon conversion of the Convertible Note.  In the absence of conversion or acceleration of the term of the Convertible Note, all principal, interest and other amounts owed to Lender shall be immediately due and payable on the Maturity Date.  The Convertible Note is secured by a first priority lien on all of the Company’s assets.  Also, under the terms of the Credit Agreement, the Lender may elect to convert all or any portion of the unpaid principal owed under the Convertible Note into shares of the Company’s Series G Preferred Stock at any time or from time-to-time at a conversion price of $110.00 per share, or $0.11 per common share equivalent.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transactions and it is of the opinion that the terms and conditions of the foregoing transactions were no less favorable for the Company than could have been obtained from unaffiliated third parties.

On January 15, 2009, Larry F. DeGeorge elected to convert all of the principal and accrued interest on his convertible promissory note (the “Promissory Note”), into shares of Series D Preferred Stock.  Pursuant to the terms of the Promissory Note, Mr. DeGeorge had the right to convert both the principal and the interest, which accrued at a rate of 10%, into shares of Series D Preferred Stock at a conversion price of $0.0167 per share.  As of January 15, 2009, the total aggregate amount outstanding on the Promissory Note, including principal and interest, totaled $481,442.  Based on a conversion price of $0.0167 per share, the Promissory Note was convertible into 28,828,862 shares of Series D Preferred Stock.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction was no less favorable for the Company than could have been obtained from unaffiliated third parties.

On January 15, 2009, the Company entered into a Series E Preferred Stock Exchange Agreement with Lawrence F. DeGeorge, whereby the parties agreed to exchange all of Mr. DeGeorge’s 1,008,985 shares of Series E Preferred Stock for 1,267,531 shares of Common Stock, at a price of $1.00 per share (the “Series E Exchange”).  In accordance with the Series E Exchange, the actual exchange of the shares of Series E Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12 set forth herein.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction was no less favorable for the Company than could have been obtained from unaffiliated third parties.

On  January 15, 2009, the Company entered into a Series F Preferred Stock Exchange Agreement with Lawrence F. DeGeorge, whereby the parties agreed to exchange all of Mr. DeGeorge’s 1,943,901 shares of Series F Preferred Stock for 1,943,901 shares of Common Stock, at a price of $1.00 per share (the “Series F Exchange”).  In accordance with the Series F Exchange, the actual exchange of the shares of Series F Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12 set forth herein.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction was no less favorable for the Company than could have been obtained from unaffiliated third parties.

On January 15, 2009, the Company entered into a Series G Preferred Stock Exchange Agreement with Lawrence F. DeGeorge, whereby the parties agreed to exchange all Mr. DeGeorge’s 71,430 shares of Series G Preferred Stock for 71,430 shares of Series D Preferred Stock, at a rate of 1,000 to 1 (the “Series G Exchange”).  In accordance with the Series G Exchange, the actual exchange of the shares of Series G Preferred Stock will occur upon the full effectuation of the Recapitalization Plan, including the approval by the shareholders of Proposal Nos. 1-12 set forth herein.  The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction was no less favorable for the Company than could have been obtained from unaffiliated third parties.

The Company has a stated policy against any conflict of interest transaction in its Code of Business Conduct, which was adopted in March 2008.  The Code of Business Conduct prohibits officers, directors and employees from employment by or investment in, any customer, supplier, or competitor of the Company.  The Code of Business Conduct also prohibits acceptance of commissions, compensation or excessive gifts or entertainment from persons or firms with whom the Company does or may do business, as well as any exploitation of a corporate opportunity.  Exceptions to the prohibition on conflict of interest transactions may be made on a case-by-case basis to avoid inequitable results.

A copy of the Company’s Code of Business Conduct is available on the Company’s website at http://www.adtimedia.com.  To access our corporate governance materials, click on “Investors” and then click on “Code of Business Conduct.”

Code of Ethics

The Company adopted a Code of Ethics for all of its employees, directors and officers in March 2007, a copy of which is available on the Company's website at http://www.adtimedia.com.  To access our corporate governance materials, click on “Investors” and then click on “Code of Ethics.”

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

The entire Board of Directors acts as the Audit Committee (the “Audit Committee”) composed of all three of the Directors and does not operate under a written charter.  The Board of Directors has made the determination that only one of the members of the Board, Lawrence F. DeGeorge, would be considered independent as defined by the Nasdaq Stock Market rules.

Management is responsible for the Company’s internal controls, financial reporting and compliance with laws and regulations and ethical business standards.  The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon.  The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules.  The Audit Committee’s primary responsibility is to monitor and oversee the processes performed by management and the independent auditors.  The Audit Committee is also responsible for the appointment and compensation of the Company’s independent auditors.

In this context, the Audit Committee has reviewed and discussed the Company’s financial statements with both management and the independent auditors.  The Audit Committee also discussed with the independent auditors those matters which are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing, the Audit Committee recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission.  The Audit Committee also recommended and the Board approved the appointment of AJ Robbins, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2009.

_________ __, 2009	Lawrence F. DeGeorge
Matthew W. Shankle
James P. Martindale

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 15, 2009, certain information regarding the shares of the General Voting Class beneficially owned of record by each officer, director, each person known by the Company to beneficially own 5% or more of the General Voting Class of the Company, and all officers and directors as a group.  Information as to beneficial ownership is based upon statements furnished to the Company by such persons.  Unless otherwise stated, all shares are owned directly by the reporting person.  For purposes of this disclosure, the amount of the General Voting Class beneficially owned is the aggregate number of shares of Common, Series D Preferred Stock and Series G Preferred Stock outstanding on such date plus the aggregate amount of Common Stock which could be issued upon the exercise of options within 60 days of such date plus the aggregate amount of Series D Preferred Stock that could be issued upon conversion of the outstanding convertible, redeemable promissory notes.  [TO BE UPDATED]

GENERAL VOTING CLASS

Name and Address of Beneficial owners	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Title of Class	Amount of Nature of Beneficial Ownership		Percent of Class	Total Amount and Nature of Beneficial Ownership		Total Percent Beneficial Ownership
William W. Becker	Common	2,070,647	7.42%	Series D	0		0.00%	2,070,647		1.41%
Box 143	$.001 Par
Grand Cayman Island	(“Common”)
British West Indies

Lawrence F. DeGeorge (1)	Common	4,182,509	14.98%	Series D(2)	43,210,997		73.88%	137,937,506	(2)	78.72%
140 Intracoastal Pointe				Series G	90,544,000		100%
Drive, Suite 410
Jupiter FL 33477

Bruce H. Etkin	Common	3,589,434	13.70%	Series D	0		0.00%	3,589,434		3.87%
1512 Larimer St., No. 325
Denver CO 80202

James P. Martindale (1)	Common (3)	468,750	1.68%	Series D	0		0.00%	468,750	(3)	0.32%
7334 South Alton Way, Ste F
Centennial CO 80112

Rebecca L. McCall (1)	Common (4)	320,430	1.15%	Series D	0		0.00%	320,430	(4)	0.22%
7334 South Alton Way, Ste F
Centennial CO 80112

G. Schneider Holdings, Co	Common	5,462,379	19.57%	Series D	0		0.00%	5,462,379		3.71%
12300 Liberty Boulevard
Englewood CO 80112

Gene W. Schneider	Common(5)	5,462,379	19.57%	Series D	41,515,013	(6)	72.72%	46,977,492	(5,6)	27.03%
12300 Liberty Boulevard
Englewood CO 80112

Louise H. Schneider	Common(7)	5,462,379	19.57%	Series D	0		0.00%	5,462,379	(6)	3.71%
12300 Liberty Boulevard
Englewood CO 80112

Mark L. Schneider	Common (8)	8,235,784	29.50%	Series D	0		0.00%	8,235,784	(7)	5.59%
12300 Liberty Boulevard
Englewood CO 80112

Carla G. Shankle 7334 South Alton Way, Ste F Centennial CO 80112	Common (9)	5,462,379	19.57%	Series D	0		0.00%	5,462,379	(8)	3.71%

Matthew W. Shankle (1) 7334 South Alton Way, Ste F Centennial CO 80112	Common (10)	625,000	2.24%	Series D	0		0.00%	625,000	(9)	0.42%

Dwight W. Thomas, III (1) 7334 South Alton Way, Ste F Centennial CO 80112	Common (11)	312,500	1.12%	Series D	0		0.00%	312,500	(11)	0.21%

Tina M. Wildes 12300 Liberty Boulevard Englewood CO 80112	Common (12)	5,462,379	19.57%	Series D	0		0.00%	5,462,379	(12)	3.71%

All executive officers and	Common (13)	5,909,189	21.17%	Series D	43,210,997	(2)	73.88%	139,664,186	(2,13)	80.53%
directors as a group				Series G	90,544,000		100%
(5 persons)

__________________________

(1)	Officer or director.
(2)	Includes convertible, redeemable promissory notes and accrued interest convertible into 27,920,578 shares of Series D Stock.
(3)	Includes options to purchase 468,750 shares of Common Stock at $0.11 per share, which expire in 2017.
(4)	Includes options to purchase 312,500 shares of Common Stock at $0.11 per share, which expire in 2017.
(5)	Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Gene W. Schneider serves on the Executive Committee.
(6)	Includes convertible, redeemable promissory notes and accrued interest convertible into 26,515,014 shares of Series D Stock.
(7)	Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Louise H. Schneider serves on the Executive Committee.
(8)	Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Mark L. Schneider serves on the Executive Committee.
(9)	Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Carla G. Shankle serves on the Executive Committee.
(10)	Includes options to purchase 625,000 shares of Common Stock at $0.11 per share, which expire in 2017.
(11)	Includes options to purchase 312,500 shares of Common Stock at $0.11 per share, which expire in 2017.
(12)	Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Tina M. Wildes serves on the Executive Committee.
(13)	Includes 1,718,750 options to purchase Common Stock.

The following table sets forth as of May 15, 2009, information regarding the beneficial owners of Limited Voting Class of the Company.  Information as to beneficial ownership is based upon statements furnished to the Company by such persons.  Unless otherwise stated, all shares are owned directly by the reporting person.  [TO BE UPDATED]

LIMITED VOTING CLASS

		Amount and		Amount and			Total Amount	Total
		Nature of		Nature of			and Nature of	Percent
Name and address of	Title of	Beneficial	Percent	Title of	Beneficial	Percent	Beneficial	Beneficial
Beneficial owners	Class	Ownership	of Class	Class	Ownership	of Class	Ownership	Ownership

Lawrence F. DeGeorge	Series E	1,008,985	100.00%	Series F	1,943,901	42.73%	2,952,886	53.13%
140 Intracostal Pointe Drive
Suite 410
Jupiter, FL 33477

Gene W. Schneider	Series E	-0-	0.00%	Series F	1,799,170	39.55%	1,799,170	32.37%
12300 Liberty Boulevard
Englewood, CO 80112

Mark L. Schneider	Series E	-0-	0.00%	Series F	673,305	14.80%	673,305	12.11%
12300 Liberty Boulevard
Englewood, CO 80112

Bruce H. Etkin	Series E	-0-	0.00%	Series F	116,650	2.56%	116,650	2.10%
1512 Larimer St., No. 325
Denver, CO 80202

John P. Cole	Series E	-0-	0.00%	Series F	15,989	0.35%	15,989	0.29%
1919 Pennsylvania Ave, NW
Suite 200
Washington, D.C. 20006

EXECUTIVE COMPENSATION

2008 Summary Compensation Table

The following table sets forth, in summary form, the compensation received during each of the Company’s last three fiscal years by the Principal Executive Officer of the Company and the two other most highly compensated executive officers of the Company.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)		Non-Equity Incentive Plan Compensa-tion ($) (g)	Non-qualified deferred Compensa-tion earnings ($) (g)	All Other Compensa-tion ($) (i)		Total ($) (j)
Matthew W. Shankle,	2008	$132,686	$0	$0	$49,516	(1)	$0	$0	$0		$182,202	(1)
PEO and PFO	2007(2)	$141,015	$0	$0	$0		$0	$0	$0		$141,015
	2006(3)	$131,154	$0	$0	$0		$0	$0	$0		$131,154

James P. Martindale EVP-Manufacturing and COO	2008	$150,000	$0	$0	$37,136	(4)	$0	$0	$0		$187,136	(4)
	2007	$92,308	$0	$0	$0		$0	$0	$0		$92,308

Dwight E. Thomas EVP – Sales and Marketing; CIO	2008	$0	$0	$0	$24,756	(5)	$0	$0	$157,700	(6)	$182,256	(5,6)

(1)	Includes vested option to purchase 500,000 shares of the Company’s common stock out of the option to purchase 2,000,000 shares of common stock granted on August 15, 2007.
(2)	Includes wages of $12,692 accrued in prior years.
(3)	Includes wages of $21,154 accrued in prior years.
(4)	Includes vested option to purchase 375,000 shares of the Company’s common stock out of the option to purchase 1,500,000 shares of common stock granted on August 15, 2007.
(5)	Includes vested option to purchase 250,000 shares of the Company’s common stock out of the option to purchase 1,000,000 shares of common stock granted on August 15, 2007.
(6)
Includes $36,000 in consulting fees to Emergent Communications Technology, Inc. that Mr. Thomas serves as the President, CEO and sole shareholder and $121,500 in consulting fees paid to Mr. Thomas directly.

Messrs. Shankle, Martindale and Thomas do not have an employment agreement with the Company.  The Compensation Committee will determine any change to their salary.

2008 Outstanding Equity Awards at Fiscal Year-End

	Option Award							Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (#) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Matthew W. Shankle	500,000	(1)	1,500,000	(2)	0	$0.11	2017	0	$0	0	$0
James P. Martindale	375,000	(3)	1,125,000	(4)	0	$0.11	2017	0	$0	0	$0
Dwight E. Thomas, III (5)	250,000		750,000		0	$0.11	2017	0	$0	0	$0

(1)  Includes 250,000 non-qualified options.
(2)  Includes 750,000 non-qualified options.
(3)  Includes 125,000 non-qualified options.
(4)  Includes 375,000 non-qualified options.
(5)  Non-qualified options.

As of June 30, 2008, there were 5,500,000 options outstanding to officers of which 1,375,000 were exercisable at an exercise price of $0.11 per share and expire in 2017.

Compensation of Directors

During the fiscal year ended June 30, 2008, no fees were paid to directors for attendance at meetings of the Board of Directors.  However, members are reimbursed for expenses to attend meetings.

OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein.  However, if any other matters are properly brought before the Meeting, the shares represented by valid Proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for consideration at our 2010 Annual Meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended.  Shareholder proposals may be submitted, in writing, to the Corporate Secretary of the Company at 7334 South Alton Way, Suite F, Centennial, Colorado 80112.  To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than January 20, 2010.  If the date of the 2010 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2009 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2010 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

MATTHEW W. SHANKLE
PRESIDENT
Centennial, Colorado
________ _____, 2009

APPENDIX A
ARTICLES OF INCORPORATION
OF
ADVANCE DISPLAY TECHNOLOGIES, INC.
as amended and restated on ______________, 2009

ARTICLE I
NAME OF CORPORATION

The name of the corporation is Advance Display Technologies, Inc. (the “Corporation”).

ARTICLE II
PURPOSES AND POWERS OF CORPORATION

2.1           Purposes.  The Corporation may engage in any lawful business for which corporations may be incorporated under the Colorado Business Corporation Act, as amended (the “Act”).

2.2           Powers.  In furtherance of this purpose, the Corporation has and may exercise all of the rights, powers, and privileges conferred upon a corporation incorporated under the Act.  In addition, the Corporation may do all things necessary, convenient, suitable, or proper to carry out its business and affairs.

ARTICLE III
SHARES

3.1           Authorized Shares.  The Corporation has the authority to issue a total of Two Billion (2,000,000,000) shares of capital stock, of which One Billion (1,000,000,000) shares will be designated common stock, with a par value of $.001 per share (the “Common Stock”) and One Billion (1,000,000,000) shares will be designated as preferred stock with a par value of $.001 (the “Preferred Stock”).

3.2           Terms of Common Stock and Preferred Stock.  The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations and restrictions thereof in respect of each class of capital stock of the Corporation.

3.2.1         Preferred Stock. The Board of Directors is hereby authorized to establish out of authorized but unissued shares of Preferred Stock, one or more additional series of Preferred Stock and to fix and determine the relative rights and preferences of the shares of any series so established, subject only to the rights and preferences created hereby for the Series D Preferred Stock.

1.             Series D Preferred Stock.  There is hereby established one series of Preferred Stock, which series is designated as “Series D Preferred Stock.”

2.             Number of Shares and Designation.  Five Hundred Million (500,000,000) shares of the Preferred Stock, $.001 par value, of the Corporation are hereby constituted as a series of the Preferred Stock designated as Series D Preferred Stock (“Series D Preferred Stock”), with the rights, preferences and privileges specified in this Certificate.

3.             Right to Convert.  Each share of Series D Preferred Stock shall be convertible into a number of shares of Common Stock equal to the applicable Liquidation Amount (as defined in subsection 9 of this section 3.2.1) divided by the then applicable Conversion Price (as defined herein), at any time, or from time to time, at the election of the holder.

(a)           Effecting a Conversion.  The holder shall effect a Conversion by surrendering to the Corporation the certificate or certificates representing the shares of Series D Preferred Stock to be converted, together with written notice of its election to convert and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued (a “Shareholder Conversion Notice”).  Each Shareholder Conversion Notice shall specify the number of shares of Series D Preferred Stock to be converted and the date on which such conversion is to be effected, which date may be neither prior to, nor more than ten days after, the date the holder delivers such Shareholder Conversion Notice.  If no conversion date is specified in a Shareholder Conversion Notice, the conversion date shall be the date that the Shareholder Conversion Notice is delivered to the Corporation.  Each Shareholder Conversion Notice, once given, shall be irrevocable.  A holder of Series D Preferred Stock may only convert shares of Series D Preferred Stock in blocks equal to the lesser of (i) the number of shares of Series D Preferred Stock convertible into 100 shares of Common Stock and (ii) all shares of Series D Preferred Stock then held by the holder.  All fractional shares of Common Stock resulting from the conversion of the Series D Preferred Stock shall be rounded up to the next highest whole share.  All certificates representing shares of Series D Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation and canceled by it.  As promptly as practicable (but no more than three business days) after the surrender of any shares of Series D Preferred Stock, the Corporation shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted (and a certificate for shares of Series D Preferred Stock if the holder is converting less than all shares of Series D Preferred Stock represented by the certificate or certificates tendered in connection with the applicable Conversion).  Upon any Conversion, accrued and unpaid dividends shall be paid in cash, to the extent funds are legally available therefor.

(b)           Conversion Price.  The initial conversion price per share of the Series D Preferred Stock (the “Conversion Price”) shall be equal to the purchase price paid to the Corporation for the share of Series D Preferred Stock at the time of its issuance by the Corporation, provided, however, that for any shares of Series D Preferred Stock issued by the Corporation in exchange for shares of Series G Preferred Stock immediately before the ______________, 2009, amendment and restatement of these Articles of Incorporation (the “Exchange Shares”), the Conversion Price per Exchange Share shall be equal to the total amount originally paid to the Corporation for issuance of all of the shares of Series G Preferred Stock being exchanged for Exchange Shares, divided by the total number of Exchange Shares then issued; in each case as it may be subsequently adjusted for stock splits, dividends, combinations or other recapitalization of the Series D Preferred Stock, and as subject to adjustment as provided in subsection 6.

4.             Reservation of Shares.  The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series D Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Series D Preferred Stock, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series D Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradable.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series D Preferred Stock, the Corporation will take such corporate action necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.             Issue Taxes.  The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion.  If a holder of shares of Series D Preferred Stock specifies that the shares of Common Stock to be issued in a Conversion are to be issued in a name or names other than the name or names in which such Series D Preferred Stock stand, then the Corporation shall not be required to pay any additional transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series D Preferred Stock at the time of conversion of the Series D Preferred Stock, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series D Preferred Stock were registered, despite the instructions to the contrary.

6.             Adjustment of Conversion Price.   The number and kind of securities issuable upon the conversion of the Series D Preferred Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

(a)           Subdivision or Combination of Shares.  In the event that the Corporation shall at any time or from time to time, prior to conversion of shares of Series D Preferred Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares or (y) combine the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series D Preferred Stock been converted immediately prior to the occurrence of such event.  An adjustment made pursuant to this Section 6(a) shall become effective retroactively in the case of any such subdivision or combination, to the close of business on the day upon which such corporate action becomes effective.

(b)           Stock Dividends.  In case additional shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be reduced, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as of the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution.  In the event that the Corporation shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(c)           Recapitalization or Reclassification of Common Stock.  In case of any (i) capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Corporation, or (ii) exchange or conversion of the Common Stock for or into securities of another corporation or other entity, or (iii) consolidation or merger of the Corporation with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or (iv) sale, lease or other conveyance of all or substantially all of the assets of the Corporation, then in each instance referred to in the preceding clauses (i) through (iv), the Board and the entity formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires (by sale, lease or other conveyance) such assets, as the case may be, shall make provisions (including upon the election of the holder of Series D Preferred Stock pursuant to Section 9 below) such that the Series D Preferred Stock shall thereafter be convertible for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other conveyance, as the case may be, by a holder of shares of Common Stock equal to the number of shares of Common Stock underlying the Series D Preferred Stock issuable upon the conversion of the Series D Preferred Stock immediately prior to the effective date of such capital reorganization, reclassification, merger, consolidation, sale, lease or other conveyance and, in each instance referred to in the preceding clauses (i) through (iv) (each, a “Transaction”), appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of the Series D Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of shares underlying the Series D Preferred Stock) shall thereafter be applicable, as near as reasonably may be, in relation to any such shares of stock or other securities or other property thereafter deliverable upon conversion of the Series D Preferred Stock.  The Corporation shall not enter into any Transaction unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (c).

The Corporation shall not effect any transaction described in this subsection 6(c) unless (i) it first gives, to the extent practical, twenty (20) days prior written notice (but in any event at least ten (10) days prior written notice) of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series D Preferred Stock shall be entitled to convert some or all of their shares of Series D Preferred Stock) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this subsection 6(c).  The provisions of this subsection 6(c) shall similarly apply to successive consolidations, reorganizations, reclassifications, exchanges, conversions, mergers, sales, leases and other conveyances.

(d)           Other Provisions Applicable to Adjustments Upon Conversion.  The following provisions shall be applicable to the adjustments in the Conversion Price as provided in this Section 6.

(i)            Treasury Shares.  The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation.

(ii)           Other Action Affecting Common Stock.  If the Corporation shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 6(a) through 6(c) hereof, inclusive, which would have an inequitable effect on the holders of the Series D Preferred Stock, then the Conversion Price shall be adjusted in such manner and at such times as the Board on the advice of the Corporation’s independent public accountants may in good faith determine to be equitable in the circumstances.

(iii)           Minimum Adjustment.  No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

(iv)           Certain Adjustments.  The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(v)           No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock against impairment.

7.             Notices of Conversion Price Adjustments.  Whenever the Conversion Price is adjusted, the Corporation shall, in good faith, compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to each record holder of the Series D Preferred Stock.

8.             Ranking.  The Series D Preferred Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, senior and prior to the Common Stock.  Future issuances of preferred stock maybe on parity with, but may not be senior to, the Series D Preferred Stock with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise; provided, however, that one or more future issuances of preferred stock which provides for greater rights for such preferred stock with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise but only to the extent that the greater amount of such preferential right is directly proportional to, and reflective of, a higher cash purchase price paid by the purchasers of such additional preferred stock (after accounting for conversion ratios, stock splits, stock dividends, recapitalizations and similar transactions), shall be considered to be in parity with, and not senior to, the Series D Preferred Stock for purposes hereof.  All equity securities of the Corporation to which the Series D Preferred Stock ranks senior to, whether with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as “Junior Securities.”  All equity securities of the Corporation to which the Series D Preferred Stock ranks on a parity with, if any, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as “Parity Securities.”  All equity securities of the Corporation to which the Series D Preferred Stock ranks junior, if any, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise are collectively referred to herein as “Senior Securities.”

9.             Liquidation Rights.

(a)           Liquidation Preference.  Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization laws, or dissolution or winding up of the Corporation (each, but excluding Deemed Liquidations as defined in subsection (c), below, a “Liquidation”), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series D Preferred Stock then outstanding shall be paid out of the assets of the Corporation legally available for distribution to its shareholders (the “Available Assets”) an amount per share equal to the “Liquidation Preference,” comprised of the “Liquidation Amount” for such share of Series D Preferred Stock, together with any accrued but unpaid dividends on such share, if any.  For purposes of a Liquidation other than a Deemed Liquidation, the Liquidation Amount shall be equal to the purchase price paid to the Corporation for the share of Series D Preferred Stock at the time of its issuance by the Corporation, provided, however, that for any shares of Series D Preferred Stock issued by the Corporation in exchange for shares of Series G Preferred Stock immediately before the ________________, 2009, amendment and restatement of these Articles of Incorporation (the “Exchange Shares”), the Liquidation Amount per Exchange Share shall be equal to the total amount originally paid to the Corporation for issuance of all of the shares of Series G Preferred Stock being exchanged for Exchange Shares, divided by the total number of Exchange Shares then issued, in each case as it may be subsequently adjusted for stock splits, dividends, combinations or other recapitalization of the Series D Preferred Stock.  Notwithstanding the foregoing, if the distribution to be made to the holders of Series D Preferred Stock would be greater than the Liquidation Preference if such shares of Series D Preferred Stock were deemed to be converted into shares of Common Stock, then rather than receiving the Liquidation Preference, the holders of Series D Preferred Stock shall be paid pro rata with the holders of Common Stock (as if their shares had been converted into Common Stock pursuant to Section 3 above immediately prior to the Liquidation).  If the Available Assets are insufficient to pay the holders of Series D Preferred Stock the full amount of the Liquidation Preference, the holders of Series D Preferred Stock will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(b)           Priority.  Upon the completion of the distribution required by Section 9(a), and any other distribution to any other class or series of Senior Securities, if assets remain in the Corporation, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Junior Securities that are entitled to a participating payment.

(c)           Deemed Liquidation.  For the purposes of this Section 9, the following shall be deemed to be a Deemed Liquidation (a “Deemed Liquidation”): (i) the merger, reorganization or consolidation of the Corporation into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of or in which the shareholders of the Corporation immediately prior to such merger, reorganization or consolidation own less than 50% of the Corporation’s voting power immediately after or (ii) the sale of all or substantially all the assets of the Corporation.  If the holders of a majority of the then outstanding shares of Series D Preferred Stock, acting together as a single class, elect to waive application of this subsection (c) by giving written notice thereof to the Corporation, such event will not be a “Deemed Liquidation.” Upon a Deemed Liquidation, holders of Series D Preferred Stock shall be entitled to receive the greater of (i) the Liquidation Preference or (ii) the cash and/or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity pro rata based on the number of shares of the Common Stock held by each (as if their shares had been converted into Common Stock pursuant to Section 3 above immediately prior to the Deemed Liquidation).  The value of such property, rights or other securities shall be determined in good faith by the Board.

(d)           Notice.  The Corporation will send a written notice of a Liquidation to the holders of record of the Series D Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person; (ii) mailed by certified or registered mail, return receipt requested; (iii) sent by national courier; or (iv) sent by telecopier, not less than 25 days prior to the payment date stated therein.  The notice will be addressed to each holder at its address as shown by the records of the Corporation.

10.           Dividends.  Subject to the prior rights of holders of any class of stock at the time outstanding having prior rights as to dividends, the holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors, in parity with the holders of Common Stock.

11.           Voting Rights.  Each holder of outstanding shares of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held of record by such holder are convertible at each meeting of shareholders of the Corporation (and written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration.  Except as provided by law and by the provisions of this Section 11, the holders of shares of Series D Preferred Stock shall vote together with the holders of Common Stock as a single class.

The Corporation shall provide each holder of Series D Preferred Stock with prior written notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders).  In the event of any undertaking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or twenty (20) days prior to the consummation of any transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

To the extent that, under the Act, the vote of the holders of the Series D Preferred Stock, voting separately as a class or Series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of holders of all the shares of Series D Preferred Stock (except as otherwise maybe required under the Act) shall constitute the approval of such action by the class.  To the extent that, under the Act, holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible using the record date for determining the shareholders of the Corporation eligible to vote on such matters as the date as of which the Conversion Price is calculated.  Holders of the Series D Preferred Stock shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Corporation’s bylaws and the Act).

12.           No Reissuance of Series D Preferred Stock.  No share or shares of Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series D Preferred Stock shall be cancelled, retired and eliminated from the shares of Series D Preferred Stock which the Corporation shall be authorized to issue.  Any such shares of Series D Preferred Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series D Preferred Stock

13.           Registered Holders.  A holder of Series D Preferred Stock registered on the Corporation’s stock transfer books as the owner of shares of Series D Preferred Stock shall be treated as the owner of such shares for all purposes.  All notices and all payments required to be mailed to a holder of shares of Series D Preferred Stock shall be mailed to such holder’s registered address on the Corporation’s stock transfer books, and all dividends and redemption payments to a holder of Series D Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his or her registered address on the Corporation’s stock transfer books.

3.2.2        Common Stock.

1.             General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2.             Voting.  Except as may otherwise be provided by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such shareholder on all matters voted upon by the shareholders.

3.2.3        Other Provisions.

1.           No shareholder of the corporation shall have any pre-emptive or preferential right of subscription to any shares of any class of the corporation, whether now or hereafter authorized, or to any obligations convertible into shares of the corporation, issued or sold, nor any right of subscription to any thereof other than such right, if any, and at such price as the Board of Directors, in its discretion from time to time may determine, pursuant to the authority hereby conferred by the Articles of Incorporation, and the Board of Directors may issue shares of the corporation or obligations convertible into shares without offering such issue either in whole or in part to the shareholders of the corporation, and no holder of preferred shares of the corporation shall have any pre-emptive or preferential right to receive any of such shares or obligations declared by way of dividend.  Should the Board of Directors as to any portion of the shares of the corporation, whether now or hereafter authorized, or to any obligation convertible into shares of the corporation, offer the same to the shareholders or any class thereof, such offer shall not in any way constitute a waiver or release of the right of the Board of Directors subsequently to dispose of other portions of such shares or obligations without so offering the same to the shareholders.  The acceptance of shares in the corporation shall be a waiver of any such pre-emptive or preferential right which in the absence of this provision might otherwise be asserted by shareholders of the corporation or any of them.

2.             The relative powers, preferences and rights of any series of Preferred Stock in relation to the powers, preferences and rights of the other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors.  The consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them.  However, the Board of Directors may provide in a resolution or resolutions as to any series of Preferred Stock, that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

3.             Subject to the provisions of subparagraph 2 of this Section 3.2.3, shares of any series of Preferred Stock may be issued from time to time and the Board of Directors of the corporation shall determine and on such terns and for such consideration as shall be fixed by the Board of Directors.

4.             Shares of Common Stock may be issued from time to time as the Board of Directors of the corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

5.             The authorized number of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote thereon.

3.3           Shareholder Action.  Any action required or permitted to be taken at a shareholders meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.

3.4           Reverse Stock Split of Common and Preferred Stock: Issued and Outstanding.  Effective as of ________ Mountain Time on _______________, 2009 (the “Effective Date”), each __________________ shares of the Company’s Common Stock, par value $0.001 per share, authorized, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of the Company; each _________________ shares of the Company’s Preferred Stock, par value $0.001 per share, authorized, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Preferred Stock, par value $0.001 per share, of the Company.  No fractional shares shall be issued in connection with the reverse split and in lieu thereof, a whole share shall be issued in lieu of any fractional shares.

ARTICLE IV
DIRECTORS

4.1           Directors.  The property, business and affairs of the corporation shall be managed and controlled by the Board of Directors.  Directors shall hold office until the next succeeding annual meeting of the Shareholders or until their successors shall have been elected and qualified.  The number of directors of the corporation shall be fixed in accordance with the Bylaws.  Any vacancies on the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until their successors shall be elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  The number of directors of the corporation shall not be less than 3 or more than 7.  The initial number of directors shall be 3 and it may be increased up to 7 by resolution adopted by affirmative vote of a majority of the then whole Board of Directors which resolution shall specify to which class the newly created directorship shall belong subject only to the requirement that to the extent possible, the number of directors in each class shall be equal.  The number of Directors may be decreased to 3 by resolution adopted by unanimous vote of the whole Board of Directors which resolution shall specify which directorship or directorships are to cease to exist.  As used herein, the term “whole Board” means the total number of directors that the Corporation would have if there were no vacancies.

4.2           Nomination of Directors.  Nominations for election of the Directors other than for renewal of the terms of existing directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of Directors.  Such nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than 30 or more than 60 days prior to any meeting of the shareholders called for the election of Directors.  Notice of nominations proposed by the Board of Directors shall be given by the Chairman of the Board.  Each such notice shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupational employment of such nominee, and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee.  The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

4.3           Removal of Directors.  Notwithstanding any other provisions of the Articles of Incorporation or of the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the Articles of Incorporation or the Bylaws of the corporation), any director or the whole Board of Directors of the corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors cast at a meeting of the shareholders called for that purpose.

ARTICLE V
SHAREHOLDER VOTING

5.1           Shareholder Voting.  The following actions (which but for this provision would require the affirmative vote or concurrence of the holders of two-thirds of the shares entitled to vote thereon) shall require the affirmative vote or concurrence of the holders of a majority of the shares entitled to vote thereon:

1.             amendment of the corporation’s articles of incorporation;

2.             authorization to lend money to, to guarantee the obligations of, and to otherwise assist the directors of the corporation or of any other corporation the majority of whose voting capital stock is owned by the corporation;

3.             authorization of a distribution to the corporation’s shareholders as a partial liquidation;

4.             authorization of the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation not in the usual and regular course of its business;

5.             approval of a plan of merger or consolidation;

6.             approval of dissolution of the corporation; and

7.             approval of revocation of a dissolution proceeding.

ARTICLE VI
RIGHTS OF DIRECTORS AND OFFICERS

6.1           Contract With Corporation.  Any of the directors and officers of this corporation shall not, in the absence of fraud, be disqualified from his or her office for dealing or contracting with the corporation either as vendor, purchaser or otherwise, nor shall any firm, association, or corporation of which he or she shall be a member, or in which he or she may be pecuniarily interested in any manner be so disqualified.  No director or officer, nor any firm, association or corporation with which he or she is connected as aforesaid shall be, liable to account to this corporation or its shareholders for any profit realized by him from or through any such transaction or contract, it being the express purpose and intent of this provision to permit this corporation to buy from, sell to, or otherwise deal with partnerships, firms or corporations of which the directors and officers of this corporation or any one or more of them, may be members, directors or officers, or in which they or any of them may have pecuniary interests; and the contracts of this corporation, in the absence of fraud, shall not be void or voidable or affected in any manner by reason of any such position.  Furthermore, directors of this corporation may be counted for a quorum of the Board of Directors of this corporation at a meeting even though they may be pecuniarily interested in matters considered at such meeting, and any action taken at such meeting with reference to such matter by a majority of the disinterested directors shall not be void or voidable by this corporation in the absence of fraud.

ARTICLE VII
LIABILITY AND INDEMNIFICATION

7.1           Limitation of Personal Liability.  The personal liability of each director of the Corporation for breach of fiduciary duty as a director is eliminated to the fullest extent permissible under the Act, including, without limitation, pursuant to Section 7-108-402.

7.2           Scope of Indemnification.  The Corporation is authorized to provide indemnification of, and advance expenses to, directors, officers, employees, fiduciaries, and other agents to the fullest extent permissible under the Act.

7.3           Amendment, Modification, or Repeal.  Any amendment, modification, or repeal of all or part of this Article VIII shall not adversely affect any right or protection of a director, officer, employee, fiduciary, or other agent under this Article VIII in respect of any action or omission occurring prior to the time of such amendment, modification, or repeal.

APPENDIX
COMMON STOCK PROXY CARD

PROXY
Advance Display Technologies, Inc.
7334 So. Alton Way, Suite F
Centennial, Colorado 80112
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Advance Display Technologies, Inc. held of record by the undersigned on May 15, 2009 at the annual meeting of shareholders to be held on June 29, 2009 or any adjournment thereof.

1.	TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 175,000,000 TO 1,000,000,000 SHARES

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

2.	TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 130,000,000 TO 1,000,000,000 SHARES

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

3.	TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF SERIES D PREFERRED STOCK FROM 70,100,000 TO 500,000,000

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

4.	TO RATIFY THE SENIOR SECURED REVOLVING CREDIT AGREEMENT ENTERED INTO ON NOVEMBER 6, 2008, BY AND BETWEEN THE COMPANY AND DEGEORGE HOLDINGS THREE LLC

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

5.	TO RATIFY THE CONVERSION OF ALL OF THE COMPANY’S CONVERTIBLE PROMISSORY NOTES DATED JANUARY 15, 2009 INTO 56,085,030 SHARES OF THE COMPANY’S SERIES D PREFERRED STOCK

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

6.	TO RATIFY THE EXCHANGE OF ALL OUTSTANDING SHARES OF THE COMPANY’S SERIES E PREFERRED STOCK FOR 1,267,531 SHARES OF THE COMPANY’S COMMON STOCK

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

7.	TO RATIFY THE EXCHANGE OF ALL OUTSTANDING SHARES OF THE COMPANY’S SERIES F PREFERRED STOCK FOR 4,549,015 SHARES OF THE COMPANY’S COMMON STOCK

8.	TO RATIFY THE EXCHANGE OF ALL OUTSTANDING SHARES OF THE COMPANY’S SERIES G PREFERRED STOCK FOR 90,544,000 SHARES OF THE COMPANY’S SERIES D PREFERRED STOCK

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

9.	TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AMEND THE TERMS OF THE SERIES D PREFERRED STOCK, IN LIGHT OF THE EXCHANGE OF THE SERIES G PREFERRED STOCK

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

10.	TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE SERIES E, SERIES F AND SERIES G PREFERRED STOCK

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

11.
TO APPROVE A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND PREFERRED STOCK AT A SPECIFIC RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION NO LATER THAN 12 MONTHS AFTER THE ANNUAL MEETING, WITHIN A RANGE OF NOT LESS THAN 10 TO 1 AND NOT MORE THAN 20 TO 1, AND IN CONNECTION THEREWITH, AN AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO REFLECT ALL PRIOR AMENDMENTS APPROVED HEREWITH AND THE REVERSE STOCK SPLIT ULTIMATELY SELECTED BY THE BOARD

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

12.	TO RATIFY ALL PRIOR ISSUANCES OF, OR AGREEMENTS TO ISSUE, CAPITAL STOCK OF THE COMPANY

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

13.	TO ELECT THREE DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

(INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

	FOR	WITHHOLD
Lawrence F. DeGeorge	☐	☐
Matthew W. Shankle	☐	☐
James P. Martindale	☐	☐

14.	TO RATIFY THE APPOINTMENT OF AJ ROBBINS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

FOR           ☐           AGAINST           ☐           ABSTAIN           ☐

15.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 15 above.

Please sign exactly as your name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2009
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE